                                                                     EXHIBIT 4.3


================================================================================



                          INCYTE PHARMACEUTICALS, INC.






                       5.5% Convertible Subordinated Notes
                                    Due 2007



                            ------------------------


                                    INDENTURE


                          Dated as of February 4, 2000


                            ------------------------




            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,
                                   AS TRUSTEE




================================================================================

                               TABLE OF CONTENTS(1)



                                                                                                                          Page
                                                                                                                          ----
ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE.......................................................................1

               Section 1.1 Definitions......................................................................................1
               Section 1.2 Other Definitions................................................................................6
               Section 1.3 Incorporation by Reference of Trust Indenture Act................................................7
               Section 1.4 Rules of Construction............................................................................7

ARTICLE 2. THE SECURITIES...................................................................................................8

               Section 2.1 Designation, Form and Dating.....................................................................8
               Section 2.2 Execution and Authentication....................................................................10
               Section 2.3 Registrar, Paying Agent and Conversion Agent....................................................11
               Section 2.4 Paying Agent to Hold Money in Trust.............................................................12
               Section 2.5 Securityholder Lists............................................................................13
               Section 2.6 Transfer and Exchange...........................................................................13
               Section 2.7 Replacement Securities..........................................................................25
               Section 2.8 Outstanding Securities..........................................................................25
               Section 2.9 Treasury Securities.............................................................................26
               Section 2.10 Temporary Securities...........................................................................26
               Section 2.11 Cancellation...................................................................................26
               Section 2.12 CUSIP Numbers..................................................................................27

ARTICLE 3. REDEMPTION AND REPURCHASE.......................................................................................27

               Section 3.1 Right of Provisional Redemption.................................................................27
               Section 3.2 Right of Optional Redemption....................................................................27
               Section 3.3 Election to Redeem; Notice to Trustee...........................................................27
               Section 3.4 Selection of Securities To Be Redeemed..........................................................28
               Section 3.5 Notice of Redemption............................................................................28
               Section 3.6 Deposit of Redemption Price.....................................................................29
               Section 3.7 Securities Payable on Redemption Date...........................................................29
               Section 3.8 Securities Redeemed in Part.....................................................................30
               Section 3.9 Conversion Arrangement on Call for Redemption...................................................30
               Section 3.10 Repurchase of Securities at Option of the Holder upon Change in Control........................31
               Section 3.11 Conditions and Procedures Relating to the Company's Election to
                            Pay the Repurchase Price in Common Stock.......................................................33
               Section 3.12 Notice; Method of Exercising Repurchase Right..................................................34
               Section 3.13 Effect of Repurchase Notice....................................................................36
               Section 3.14 Deposit of Repurchase Price....................................................................37
               Section 3.15 Securities Repurchased in Part.................................................................37



---------------------

(1) This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

               Section 3.16 Compliance with Securities Laws upon Repurchase of Securities..................................37
               Section 3.17 Repayment to the Company.......................................................................38

ARTICLE 4. CONVERSION......................................................................................................38

               Section 4.1 Conversion Privilege............................................................................38
               Section 4.2 Conversion Procedure............................................................................39
               Section 4.3 Adjustments Below Par Value.....................................................................40
               Section 4.4 Taxes on Conversion.............................................................................40
               Section 4.5 Company to Provide Stock........................................................................40
               Section 4.6 Adjustment of Conversion Price..................................................................41
               Section 4.7 No Adjustment...................................................................................44
               Section 4.8 Equivalent Adjustments..........................................................................45
               Section 4.9 Adjustment for Tax Purposes.....................................................................45
               Section 4.10 Notice of Adjustment...........................................................................45
               Section 4.11 Notice of Certain Transactions.................................................................45
               Section 4.12 Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege..............46
               Section 4.13 Trustee's Disclaimer...........................................................................47
               Section 4.14 Voluntary Reduction............................................................................47

ARTICLE 5. SUBORDINATION...................................................................................................48

               Section 5.1 Securities Subordinated to Senior Indebtedness..................................................48
               Section 5.2 Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution,
                           Liquidation, Reorganization, Etc., of the Company...............................................48
               Section 5.3 Securityholders To Be Subrogated to Right of Holders of Senior Indebtedness.....................49
               Section 5.4 Obligations of the Company Unconditional........................................................50
               Section 5.5 Company Not To Make Payment with Respect to Securities in Certain Circumstances.................50
               Section 5.6 Notice to Trustee...............................................................................51
               Section 5.7 Application by Trustee of Monies Deposited with It..............................................52
               Section 5.8 Subordination Rights Not Impaired by Acts or Omissions of
                           Company or Holders of Senior Indebtedness.......................................................52
               Section 5.9 Trustee To Effectuate Subordination.............................................................52
               Section 5.10 Right of Trustee To Hold Senior Indebtedness...................................................53
               Section 5.11 Article 5 Not To Prevent Events of Default.....................................................53
               Section 5.12 No Fiduciary Duty Created to Holders of Senior Indebtedness....................................53
               Section 5.13 Article Applicable to Paying Agents............................................................53
               Section 5.14 Certain Conversion Deemed Payment..............................................................53

ARTICLE 6. COVENANTS.......................................................................................................54

               Section 6.1 Payment of Securities...........................................................................54
               Section 6.2 SEC Reports; 144A Information...................................................................54
               Section 6.3 Liquidation.....................................................................................55

               Section 6.4 Compliance Certificates.........................................................................55
               Section 6.5 Notice of Defaults..............................................................................56
               Section 6.6 Payment of Taxes and Other Claims...............................................................56
               Section 6.7 Corporate Existence.............................................................................56
               Section 6.8 Maintenance of Properties.......................................................................56
               Section 6.9 Further Instruments and Acts....................................................................56
               Section 6.10 Maintenance of Office or Agency................................................................57
               Section 6.11 Resale of Certain Securities; Reporting Issuer.................................................57
               Section 6.12 Registration Rights............................................................................57
               Section 6.13 Additional Interest............................................................................58
               Section 6.14 Stay, Extension and Usury Laws.................................................................58

ARTICLE 7. SUCCESSOR CORPORATION...........................................................................................59

               Section 7.1 When Company May Merge, Etc.....................................................................59
               Section 7.2 Successor Corporation Substituted...............................................................59

ARTICLE 8. DEFAULT AND REMEDIES............................................................................................60

               Section 8.1 Events of Default...............................................................................60
               Section 8.2 Acceleration....................................................................................61
               Section 8.3 Other Remedies..................................................................................62
               Section 8.4 Waiver of Defaults and Events of Default........................................................62
               Section 8.5 Control by Majority.............................................................................62
               Section 8.6 Limitation on Suits.............................................................................62
               Section 8.7 Rights of Holders to Receive Payment............................................................63
               Section 8.8 Collection Suit by Trustee......................................................................63
               Section 8.9 Trustee May File Proofs of Claim................................................................63
               Section 8.10 Priorities.....................................................................................64
               Section 8.11 Undertaking for Costs..........................................................................64
               Section 8.12 Restoration of Rights and Remedies.............................................................64
               Section 8.13 Rights and Remedies Cumulative.................................................................65
               Section 8.14 Delay or Omission Not Waiver...................................................................65

ARTICLE 9. TRUSTEE.........................................................................................................65
               Section 9.1 Duties of Trustee...............................................................................65
               Section 9.2 Rights of Trustee...............................................................................66
               Section 9.3 Individual Rights of Trustee....................................................................67
               Section 9.4 Trustee's Disclaimer............................................................................67
               Section 9.5 Notice of Default or Events of Default..........................................................67
               Section 9.6 Reports by Trustee to Holders...................................................................67
               Section 9.7 Compensation and Indemnity......................................................................67
               Section 9.8 Replacement of Trustee..........................................................................68
               Section 9.9 Successor Trustee by Merger, Etc................................................................69
               Section 9.10 Eligibility; Disqualification..................................................................69
               Section 9.11 Preferential Collection of Claims Against Company..............................................69

ARTICLE 10. SATISFACTION AND DISCHARGE OF INDENTURE........................................................................69

               Section 10.1 Termination of Company's Obligations...........................................................69
               Section 10.2 Application of Trust Money.....................................................................70
               Section 10.3 Repayment to Company...........................................................................70
               Section 10.4 Reinstatement..................................................................................71

ARTICLE 11. AMENDMENTS, SUPPLEMENTS AND WAIVERS............................................................................71

               Section 11.1 Without Consent of Holders.....................................................................71
               Section 11.2 With Consent of Holders........................................................................71
               Section 11.3 Compliance with Trust Indenture Act............................................................73
               Section 11.4 Revocation and Effect of Consents..............................................................73
               Section 11.5 Notation on or Exchange of Securities..........................................................73
               Section 11.6 Trustee To Sign Amendments, Etc................................................................73

ARTICLE 12. MISCELLANEOUS..................................................................................................73

               Section 12.1 Trust Indenture Act Controls...................................................................73
               Section 12.2 Notices........................................................................................74
               Section 12.3 Communications by Holders with Other Holders...................................................74
               Section 12.4 Certificate and Opinion as to Conditions Precedent.............................................74
               Section 12.5 Record Date for Vote or Consent of Securityholders.............................................75
               Section 12.6 Rules by Trustee, Paying Agent, Registrar......................................................75
               Section 12.7 Legal Holidays.................................................................................75
               Section 12.8 Governing Law..................................................................................76
               Section 12.9 No Adverse Interpretation of Other Agreements..................................................76
               Section 12.10 No Recourse Against Others....................................................................76
               Section 12.11 Successors....................................................................................76
               Section 12.12 Multiple Counterparts.........................................................................76
               Section 12.13 Separability..................................................................................76
               Section 12.14 Table of Contents, Headings, Etc..............................................................76

               Exhibit A..................................................................................................A-1
               Exhibit B-1...............................................................................................B1-1
               Exhibit B-2...............................................................................................B2-1
               Exhibit B-3...............................................................................................B3-1
               Exhibit B-4...............................................................................................B4-1
               Exhibit B-5...............................................................................................B5-1
               Exhibit B-6...............................................................................................B6-1

        INDENTURE dated as of February 4, 2000 between Incyte Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company of California, N.A., a national banking association, as Trustee (the "Trustee").

        Both parties agree as follows for the benefit of the other and for the equal and ratable benefit of the registered holders of the Company's 5.5% Convertible Subordinated Notes Due 2007.

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1 DEFINITIONS. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1.

        "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent" means any Registrar, Paying Agent or Conversion Agent.

        "Applicable Procedures" means any procedures required to be followed by the Depositary, Euroclear or Clearstream Banking including, but not limited to, the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream Banking.

        "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as such Rule is in effect on the date of this Indenture.

        "Board of Directors" means the Board of Directors of the Company or any authorized committee of the Board of Directors, except that for the purposes of
Section 3.8 "Board of Directors" shall mean the entire Board of Directors of the Company.

        "Business Day" means a day that is not a Legal Holiday.

        "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

        "Certificated Note" means a Security issued to a purchaser in definitive form in the form of Note attached hereto as Exhibit A that contains the Certificated Note Restricted Securities Legend, if applicable, but that does not contain the Global Note Legend, the Global Note Insert or the Global Note Transfer Schedule.

        "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 4.12, however, shares issuable on conversion of Securities shall include only shares of Common Stock, $0.001 par value per share (which is the class designated as Common Stock of the Company at the date of this Indenture), or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion to which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

        "Consolidated Net Worth" means, with respect to any Person, the consolidated stockholders' equity (excluding any capital stock that by its terms is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such maturity or is convertible or exchangeable for debt securities at any time prior to such maturity at the option of the holder thereof) of such Person and its consolidated subsidiaries, as determined in accordance with generally accepted accounting principles.

        "Corporate Trust Office" of the Trustee means the office of the Trustee at which this Indenture is administered, which office initially is located at 633 West 5th Street, 12th Floor, Los Angeles, CA 90071, attention: Corporate Trust Department, (Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007).

        "Default" or "default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

        "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the person specified in Section 2.6(g) as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

        "Global Notes" means, individually and collectively, the Regulation S Global Note and the Rule 144A Global Note.

        "Holder" or "Securityholder" means the person in which name a Security is registered on the Registrar's books.

        "Indenture" means this Indenture as amended or supplemented from time to time.

        "Initial Purchasers" means Deutsche Bank Securities Inc. and Warburg Dillon Read LLC, as Initial Purchasers under the Purchase Agreement.

        "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

        "Instrument" means any agreement, indenture, instrument or other document under which any obligation is evidenced, assumed, guaranteed or secured.

        "Investment" means, with respect to any Person, directly or indirectly, any advance, loan or other extension of credit or capital contribution to, or any purchase, acquisition or ownership by such Person of any capital stock, bonds, notes, debentures or other securities issued or owned by any other Person.

        "Market Capitalization" means an amount determined by multiplying the number of shares of Common Stock outstanding on the applicable date by the current market price of the Common Stock (determined as provided in Section 4.6(e)) as of such date.

        "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Company.

        "Officers' Certificate" means a certificate signed by two Officers of the Company; provided, however, that for purposes of Section 6.4 "Officers' Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company.

        "Opinion of Counsel" means a written opinion from legal counsel to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

        "Payment Default" means any default in the payment of principal of (or premium, if any) or interest on Senior Indebtedness.

        "Payment in full" or "paid in full" means payment in full in cash.

        "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

        "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

        "Principal" or "principal" of a debt security, including the Securities, means the principal of the security plus, when appropriate, the premium, if any (including the Make-Whole Payment, if any), on the security.

        "Purchase Agreement" means the Purchase Agreement dated February 1, 2000 among the Company, Deutsche Bank Securities Inc. and Warburg Dillon Read LLC.

        "Purchase Option" means the option to purchase up to $50,000,000 in aggregate principal amount of Securities granted by the Company to the Initial Purchasers pursuant to the Purchase Agreement.

        "QIB" means a "Qualified Institutional Buyer" as that term is defined in Rule 144A.

        "Redemption Date" or "redemption date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

        "Redemption Price" or "redemption price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

        "Registration Rights Agreement" means the Registration Rights Agreement dated as of February 4, 2000 between the Company and the Initial Purchasers and certain permitted assigns.

        "Regulation S" means Regulation S promulgated under the Securities Act.

        "Regulation S Global Note" means a permanent global note in the form of the Note attached hereto as Exhibit A that contains the Global Note Legend, the Global Note Insert and the Global Note Transfer Schedule as each is set forth in Exhibit A hereto, and that is deposited with and is registered in the name of the Depositary, representing a series of Notes sold in reliance on Regulation S.

        "Reorganization Securities" means securities of the Company or any other corporation provided for by a plan of reorganization or readjustment of the Company (a) which are equity securities that do not provide for any mandatory payments to holders thereof, including by way of dividends or mandatory redemption; or (b) the payment of which is subordinated, at least to the extent provided in Article 5 with respect to the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding.

        "Representative" means the indenture trustee or other trustee, agent or representative for any class of Senior Indebtedness.

        "Restricted Security" means each Security, other than a Regulation S Global Note, until the earliest to occur of (a) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with a shelf registration statement pursuant to the Registration Rights Agreement and (b) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act. Each Restricted Security shall bear the appropriate legend set forth in Section 2.6(g).

        "Rule 144" means Rule 144 as promulgated under the Securities Act.

        "Rule 144A" means Rule 144A as promulgated under the Securities Act.

        "Rule 144A Global Note" means a permanent global note in the form of the Note attached hereto as Exhibit A that contains the Global Note Insert, the Global Note Legend, the

Global Note Transfer Schedule and the Global Note Restricted Securities Legend (if applicable), as each such legend or schedule is set forth in Exhibit A hereto, and that is deposited with and registered in the name of the Depositary, representing a series of Notes sold in reliance on Rule 144A.

        "SEC" or "Commission" means the Securities and Exchange Commission.

        "Securities" means the 5.5% Convertible Subordinated Notes Due 2007 or any of them (each a "Security"), as amended or supplemented from time to time, that are issued under this Indenture.

        "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Senior Agent" means, on any date, the Representative of the class of Senior Indebtedness having the highest principal amount (including all revolving credit, letter of credit and other working capital commitments) then outstanding.

        "Senior Indebtedness" means the following, whether outstanding upon issuance of the Notes or thereafter incurred or created: (a) the principal of and premium, if any, and interest on, and fees, costs, enforcement expenses, collateral protection expenses and other reimbursements or indemnity obligations in respect of all indebtedness or obligations of the Company to any Person, including but not limited to banks and other lending institutions, for money borrowed that is evidenced by a note, bond, debenture, loan agreement, or similar instrument or agreement (including purchase money obligations with original maturities in excess of one year and noncontingent reimbursement obligations in respect of amounts paid under letters of credit); (b) commitment or standby fees due and payable to lending institutions with respect to credit facilities available to the Company; (c) all noncontingent obligations of the Company (i) for the reimbursement of any obligor on any letter of credit, banker's acceptance, or similar credit transaction, (ii) under interest rate swaps, caps, collars, options, and similar arrangements, and (iii) under any foreign exchange contract, currency swap agreement, futures contract, currency option contract, or other foreign currency hedge; (d) all obligations of the Company for the payment of money relating to capitalized lease obligations; (e) any liabilities of others described in the preceding clauses that the Company has guaranteed or which are otherwise its legal liability; and (f) renewals, extensions, refundings, refinancings, restructurings, amendments, and modifications of any such indebtedness or guarantee; other than any indebtedness or other obligation of the Company that by its terms or the terms of the instrument creating or evidencing it is stated to be not superior in right of payment to the Notes.

        "Subsidiary" means any corporation, association or other business entity of which at least a majority of the total capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of other Subsidiaries or a combination thereof.

        "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in effect on the date of this Indenture, except as provided in Section 11.3 hereof, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

        "Transfer Restricted Security" means securities that bear or are required to bear the Legend set forth in Section 2.6(g) hereof.

        "Trustee" means State Street Bank and Trust Company of California, N.A. until a successor replaces it in accordance with the provisions of this Indenture and thereafter means the successor.

        "Trust Officer" means any officer in the Corporate Trust Office of the Trustee or any other officer customarily performing functions similar to those performed by any of the above-designated officers who shall, in any case, be responsible for the administration of this Indenture or have familiarity with it, and also means, with respect to a particular corporate matter, any other officer of the Trustee to whom corporate trust matters are referred because of his knowledge of and familiarity with the particular subject.

        "U.S. Person" has the meaning specified in Regulation S.

SECTION 1.2 OTHER DEFINITIONS.


                                                                                                    Defined
Term                                                                                               in Section
----                                                                                               ----------
"Additional Interest"..........................................................................      6.12
"Affiliate Legend".............................................................................      2.6(g)(iii)
"Agent Members"................................................................................      2.1(b)
"Bankruptcy Law"...............................................................................      8.1
"Beneficial Owner".............................................................................      3.10
"Certificated Note Restricted Securities Legend"...............................................      2.6(g)
"Change in Control"............................................................................      3.10
"Clearstream"..................................................................................      2.1(a)
"Closing Price"................................................................................      4.6
"Company Benefit Plan..........................................................................      4.6(c)
"Company Notice"...............................................................................      3.12
"Company Order"................................................................................      2.2
"Conversion Agent".............................................................................      2.3
"Conversion Price".............................................................................      4.6
"Conversion Shares"............................................................................      4.6(c)
"Custodian"....................................................................................      8.1
"Distribution Date"............................................................................      4.6(c)
"Euroclear"....................................................................................      2.1(a)
"Event of Default".............................................................................      8.1
"Exchange Act".................................................................................      3.10
"Global Note Restricted Securities Legend......................................................      2.6(g)
"Legal Holiday"................................................................................      12.7
"Make-Whole Payment"...........................................................................      3.1

                                                                                                    Defined
Term                                                                                               in Section
----                                                                                               ----------
"Optional Redemption"..........................................................................      3.2
"Paying Agent".................................................................................      2.3
"Payment Blockage Period"......................................................................      5.5
"Payment of the Securities"....................................................................      5.5
"Provisional Redemption".......................................................................      3.1
"Provisional Redemption Date"..................................................................      3.1
"Publicly Traded Securities"...................................................................      3.10
"Redemption Notice Date".......................................................................      3.1
"Registrar"....................................................................................      2.3
"Registration Default".........................................................................      6.12
"Repurchase Date"..............................................................................      3.10
"Repurchase Price".............................................................................      3.10
"Repurchase Notice"............................................................................      3.12(b)
"Restricted Stock Legend"......................................................................      2.6(g)(ii)
"Rights".......................................................................................      4.6(c)
"Securities Act"...............................................................................      2.1
"Shelf Registration Statement".................................................................      6.12(a)
"Trading Days".................................................................................      4.6(e)
"Trigger Event"................................................................................      4.6(f)
"U.S. Government Obligations"..................................................................      10.1
"Voting Shares"................................................................................      3.10


SECTION 1.3 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

        This Indenture is hereby made subject to, and shall be governed by, the provisions of the TIA required to be part of and to govern indentures qualified under the TIA. The following TIA terms used in this Indenture have the following meanings:

        "Commission" means the SEC.
        "indenture securities" means the Securities.
        "indenture security holder" means a Securityholder.
        "indenture to be qualified" means this Indenture.
        "indenture trustee" or "institutional trustee" means the Trustee. "obligor" on the indenture securities means the Company or any other obligor on the Securities.

        All other terms used in this Indenture that are defined in the TIA, defined by a TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.4 RULES OF CONSTRUCTION.

        Unless the context otherwise requires:

        (1) a term has the meaning assigned to it;

        (2)an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof, and any other reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect on the date hereof;

        (3) "or" is not exclusive;

        (4) words in the singular include the plural, and words in the plural include the singular;

        (5) provisions apply to successive events and transactions; and

        (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE 2.

                                 THE SECURITIES

SECTION 2.1 DESIGNATION, FORM AND DATING.

        The Securities shall be designated as the "5.5% Convertible Subordinated Notes Due 2007." Other than as provided in Section 2.1(a) hereof, the Securities and the Trustee's certificate of authentication to be borne by the Securities shall be substantially in the form of Exhibit A attached hereto, which is incorporated in and made part of this Indenture. The Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to the terms and provisions of the Securities and to be bound thereby. In addition to such legends as may be required pursuant to Section 2.6(g) hereof, any of the Securities may have imprinted thereon such legends or endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed or any trading system in which the Securities may be admitted, or to conform to usage. Each Security shall be dated the date of its authentication.

        (a) Global Notes. Securities offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of Rule 144A Global Notes in the form of the Note attached hereto as Exhibit A, with the Global Securities Legend, the Global Note Insert and the Global Note Transfer Schedule as each is set forth in Exhibit A hereto. Such Rule 144A Global Notes shall be deposited on behalf of the purchasers of the Securities represented thereby with the Depositary at its New York office, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided. Payment of principal of and interest and premium, if any

(including the Make-Whole Payment, if any), on any Security in global form shall be made to the holder of such Security.

        Securities offered and sold in reliance on Regulation S shall be issued initially in the form of Regulation S Global Notes in the form of the Note attached hereto as Exhibit A with the Global Note Legend, the Global Note Insert and the Global Note Transfer Schedule as each is set forth in Exhibit A hereto. Such Regulation S Global Notes shall be deposited on behalf of the purchaser of the Securities represented thereby with the Depositary or a custodian of the Depositary and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("Euroclear") or Clearstream Banking ("Clearstream"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

        Each Global Note shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof.

        The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream shall be applicable to interests in the Regulation S Global Notes that are held by the Agent Members through Euroclear or Clearstream.

        Except as set forth in Section 2.6 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee. The Trustee and the Company shall treat the Holder of any Global Note as the owner of such Security for the purpose of receiving payment of the principal of, premium, if any (including the Make-Whole Payment, if any), and interest on such Global Note and for all other purposes whatsoever.

        In addition to such legends as may be required pursuant to Section 2.6(g) hereof, any Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Depositary or by the National Association of Securities Dealers, Inc. in order for the Securities to be tradeable on the PORTAL Market or as may be required for the Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

        (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to Rule 144A Global Notes and the Regulation S Global Notes deposited with or on behalf of the Depositary.

        The Company shall execute and the Trustee shall, in accordance with this
Section 2.1(b), authenticate and deliver the Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary and
(ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary.

        Members of, or participants in, the Depositary ("Agent Members") shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Note.

        (c) Certificated Securities. Except as provided in Section 2.10, owners of beneficial interest in Global Notes will not be entitled to receive physical delivery of Certificated Notes. Purchasers of Securities who are not QIBs and did not purchase Securities sold in reliance on Regulation S under the Securities Act will receive Certificated Notes bearing the Certificated Note Restricted Securities Legend as set forth in Section 2.6(g) hereof. Certificated Notes will bear the Certificated Note Restricted Securities Legend set forth in
Section 2.6(g) hereof unless removed in accordance with Section 2.6(g) hereof and may not be exchanged for a Global Note, or interest therein, at any time.

        Pursuant to Section 2.6(g) hereof, the Certificated Securities and shares of Common Stock issuable upon conversion thereof shall be required, in certain circumstances described in Section 2.6(g), to bear legends restricting their transfer. By its acceptance of any Security or share of Common Stock bearing the aforesaid legend, each Holder acknowledges the restrictions on transfer set forth on such Security or share of Common Stock and agrees that it will transfer such Security or share of Common Stock only as provided thereon.

SECTION 2.2 EXECUTION AND AUTHENTICATION.

        Two Officers of the Company shall sign the Certificated Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless. A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

        The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of up to $150,000,000, upon a written order or orders of the Company signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company (a "Company Order"). The Company Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. Upon the exercise of the Purchase Option by the Initial Purchasers, additional Securities in the aggregate principal amount of up to $50,000,000 shall be executed by the Company in the aforementioned manner and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company Order. The aggregate principal amount of Securities outstanding under this Indenture at any time may not exceed $200,000,000, except as provided in Section 2.7.

        The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

        The Securities shall be issuable only in registered form without coupons only in denominations of $1,000 and any integral multiple thereof.

SECTION 2.3 REGISTRAR, PAYING AGENT AND CONVERSION AGENT.


        The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Securities may be presented for payment (the "Paying Agent"), an office or agency where Securities may be presented for conversion (the "Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars, one or more additional Paying Agents and one or more additional Conversion Agents. The term "Registrar" includes any co-Registrar, the term "Paying Agent" includes any additional Paying Agent and the term "Conversion Agent" includes any additional Conversion Agent.

        The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent (except for the purposes of Section 6.3 and Article 10), Registrar or Conversion Agent.

        The Company initially appoints the Trustee as Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Securities.

SECTION 2.4 PAYING AGENT TO HOLD MONEY IN TRUST.

        If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of and premium, if any (including the Make-Whole Payment, if any), or interest (together with any Additional Interest in respect thereof) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any of the Securities (together with any Additional Interest in respect thereof) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of and premium, if any (including the Make-Whole Payment, if any), or interest (together with any Additional Interest in respect thereof) on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

        The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 2.4, that such Paying Agent will, subject to Section 5.7:

        (1) hold all sums held by it for the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

        (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any (including the Make-Whole Payment, if any), or interest; and

        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of, and premium, if any (including the Make-Whole Payment, if any), or interest (together with any Additional Interest in respect thereof) on any Security and remaining unclaimed for two years after such principal and premium, if any (including the Make-Whole Payment, if any), or interest has become due and payable shall be paid to the Company on written request of the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 2.5 SECURITYHOLDER LISTS.

        The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each semi-annual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.6 TRANSFER AND EXCHANGE.

        (a) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the Applicable Procedures, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the legend in subsection (g) of this Section 2.6. Transfers of beneficial interests in the Global Notes to Persons required to take delivery thereof in the form of an interest in another Global Note shall be permitted as follows:

           (i) Rule 144A Global Note to Regulation S Global Note. If, at any time, an owner of a beneficial interest in a Rule 144A Global Note deposited with the Depositary (or the Trustee as custodian for the Depositary) wishes to transfer its interest in such Rule 144A Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Regulation S Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Global Note as provided in this Section 2.6(a)(i). Upon receipt by the Trustee of (1) instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged,
(2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and the Euroclear or Clearstream account to be credited with such increase, and (3) a certificate in the form of Exhibit B-2 hereto given by the owner of such beneficial interest stating that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Rule 144A Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Regulation S Global Note by the principal amount at maturity of the beneficial interest in the Rule 144A Global Note to be exchanged, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Note equal to the reduction in the aggregate principal amount at maturity of the Rule 144A Global Note, and to debit, or cause to be debited, from the account of the Person making such exchange or transfer the beneficial interest in the Rule 144A Global Note that is being exchanged or transferred.

           (ii) Regulation S Global Note to Rule 144A Global Note. If, at any time, an owner of a beneficial interest in a Regulation S Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes to transfer its interest in such Regulation S Global Note to a Person who is required or permitted to take delivery thereof in the form of an interest in a Rule 144A Global Note, such owner shall, subject to the Applicable Procedures, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Rule 144A Global Note as provided in this Section 2.6(a)(ii). Upon receipt by the Trustee of (1) instructions from Euroclear or Clearstream, if applicable, and the Depositary, directing the Trustee, as Registrar, to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Regulation S Global Note to be exchanged, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of Exhibit B-3 attached hereto given by the owner of such beneficial interest stating (A) if the transfer is pursuant to Rule 144A, that the Person transferring such interest in a Regulation S Global Note reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable blue sky or securities laws of any state of the United States, (B) that the transfer complies with the requirements of Rule 144 under the Securities Act and any applicable blue sky or securities laws of any state of the United States or (C) if the transfer is pursuant to any other exemption from the registration requirements of the Securities Act, that the transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the requirements of the exemption claimed, such statement to be supported by an Opinion of Counsel from the transferee or the transferor in form reasonably acceptable to the Company and to the Registrar, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of such Regulation S Global Note and to increase or cause to be increased the aggregate principal amount at maturity of the applicable Rule 144A Global Note by the principal amount at maturity of the beneficial interest in the Regulation S Global Note to be exchanged, and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the applicable Rule 144A Global Note equal to the reduction in the aggregate principal amount at maturity of such Regulation S Global Note and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Regulation S Global Note that is being transferred.

        (b) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented by a Holder to the Registrar with a request: to register the transfer of the Certificated Notes; or to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Notes presented or surrendered for register of transfer or exchange: (i) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and (ii) in the case of a Certificated Note that is a Restricted Security, such request shall be accompanied by a Purchaser Letter, in substantially the form of Exhibit B-1 hereto, together with the following additional information and documents, as applicable: (A) if such Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Restricted Security is being transferred to the Company, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto); (B) if such Restricted Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto); or (C) if such Restricted Security is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from such Holder (in substantially the form of Exhibit B-4 hereto) and an Opinion of Counsel from such Holder or the transferee reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

        (c) Transfer of a Beneficial Interest in a Rule 144A Global Note or Regulation S Global Note for a Certificated Note.

            (i) Any Person having a beneficial interest in a Global Note may upon request, subject to the Applicable Procedures, exchange such beneficial interest for a Certificated Note. Upon receipt by the Trustee of written instructions or such other form of instructions as is customary for the Depositary (or Euroclear or Clearstream, if applicable), from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note, and, in the case of a Restricted Security, a Purchaser Letter, in substantially the form of Exhibit B-1 hereto, together with the following additional information and documents, as applicable (all of which may be submitted by facsimile): (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect from such Person (in substantially the form of Exhibit B-5 hereto); (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-5 hereto); or (C) if such beneficial interest is being transferred in reliance on any other exemption from the registration requirements of the Securities Act, a certification to that effect from the transferor (in substantially the form of Exhibit B-5 hereto) and an Opinion of Counsel from the transferee or the transferor reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee or the Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, cause the aggregate principal amount of the applicable Global Notes, to be reduced accordingly and, following such reduction, the Company shall execute and, the Trustee shall authenticate and deliver to the transferee a Certificated Note in the appropriate principal amount.

            (ii) Certificated Notes issued in exchange for a beneficial interest in a Global Note, as applicable, pursuant to this Section 2.6(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Certificated Notes to the Persons in whose names such Notes are so registered. Following any such issuance of Certificated Notes, the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the aggregate principal amount at maturity of the applicable Global Note to reflect the transfer and an endorsement shall be made on such Security in global form by the Trustee to reflect such reduction or increase.

        (d) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.6), a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

        (e) Transfer and Exchange of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be transferred or exchanged for a beneficial interest in a Global Note.

        (f) Authentication of Certificated Notes in Absence of Depositary. If at any time:

            (i) the Depositary for the Securities notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Notes and a successor Depositary for the Global Notes is not appointed by the Company within 90 days after delivery of such notice; or

            (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Certificated Notes under this Indenture, then the Company shall execute, and the Trustee shall, upon receipt of an authentication order in accordance with Section 2.2 hereof, authenticate and deliver, Certificated Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

        (g) Legends.

            (i) Every Security issued by the Company either upon original issuance or upon registration of transfer or exchange prior to the earlier of
(i) the sale of such Security pursuant to an effective registration statement under the Securities Act and (ii) the expiration of two years after the date of original issuance of such Security shall be deemed a Restricted Security. Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be borne by each Restricted Security pursuant to this
Section 2.6, unless such restrictions on transfer shall be waived by the written consent of the Company, and the holder of each Restricted Security, by such Securityholder's acceptance thereof, agrees to be bound by such restrictions on transfer. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, (i) the notice of assignment set forth in Exhibit A must be properly completed, dated the date of such surrender and signed by the Holder of such Restricted Security, and (ii) the Holder of such Restricted Security shall deliver, prior to such transfer, any other documents required by the Trustee or the Company pursuant to such notice of assignment, including (A) in the case of any proposed transfer by a Holder to an Institutional Accredited Investor, a letter signed by such Institutional Accredited Investor substantially in the form of Exhibit B-1 relating to certain representations and agreements regarding restrictions on transfer of such Restricted Security and
(B) in the case of any proposed transfer by a holder to a Person in reliance of Resolution S, a letter signed by the transferee substantially in the form of Exhibit B-6 relating to certain representations and agreements regarding restrictions on transfer of such Restricted Security. The Trustee shall not be required to accept for such registration of transfer or exchange any Restricted Security if such conditions in the two preceding sentences have not been satisfied. Notwithstanding the preceding three sentences, any transfer of an interest in any Security in global form by a QIB to a QIB through the facilities of The Depository Trust Company or any other United States securities clearance and settlement organization may be effected without delivery of any additional notices or documents to the Trustee or the Company, provided that such transfer does not require a change in the name (other than to another nominee of The Depository Trust Company or such other securities clearance and settlement organization) in which such Security is then registered. The restrictions imposed by this Section 2.6 upon the transferability of any particular Restricted Security shall cease and terminate upon the earlier of (i) the sale of such Restricted Security pursuant to an effective registration statement under the Securities Act and (ii) the expiration of two years after the date of original issuance of such Security. The Company shall promptly inform the Trustee in writing of the effective date of any registration statement registering the Securities under the Securities Act. Any Security as to which such restrictions on transfer have expired in accordance with their terms or have been otherwise terminated may, upon surrender of such Security for exchange to the Trustee in accordance with the provisions of this Section 2.6, be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.6. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with this paragraph.

        As used in this Section 2.6(g), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

        Until the earlier of (i) the sale of such Restricted Security pursuant to an effective registration statement under the Securities Act and (ii) the expiration of two years after the date of original issuance of such Restricted Security,

        (A) any Global Note evidencing such Restricted Security (and all Global Notes issued in exchange or substitution therefor) shall bear a legend in substantially the following form (the "Global Note Restricted Securities Legend"), unless otherwise agreed by the Company (with written notice thereof to the Trustee):

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY

THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X)
PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.; and

           (B) any Certificated Note evidencing such Restricted Security (and all securities issued in exchange or substitution therefor, other than Common Stock, if any, issued upon conversion thereof that shall bear the legend set forth in Section 2.6(g)(ii), if applicable) shall bear a legend in substantially the following form (the "Certificated Note Restricted Securities Legend"), unless otherwise agreed by the Company (with written notice thereof to the Trustee):

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICTED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2),
(3) or (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL ACCREDITED INVESTOR") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE),
(5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (6) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AND, IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (5) ABOVE, A LEGAL OPINION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT

IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902) UNDER REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

        The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Securities in global form. Initially, the Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the custodian for Cede & Co.

        If a definitive Security is issued in exchange for any portion of a Security in global form after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Security, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such Security in global form is payable in accordance with the provisions of this Indenture.

            (ii) Until two years after the original issuance date of any Security, any stock certificate representing Common Stock issued upon conversion of such Security shall bear a legend in substantially the following form (the "Restricted Stock Legend"), unless otherwise agreed by the Company (with written notice thereof to the Trustee):

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPLICABLE TO THIS SECURITY, THE FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRANSFER AGENT), (3) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL

ACCREDITED INVESTOR") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPLICABLE TO THIS SECURITY, THE FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRANSFER AGENT) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND THAT PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE COMPANY OR THE TRANSFER AGENT), (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER APPLICABLE TO THIS SECURITY, THE FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRANSFER AGENT) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (5) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AND, IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (4) ABOVE, A LEGAL OPINION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (2) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT.

            (iii) Any certificate evidencing a Security that has been transferred to an Affiliate of the Company within two years after the original issuance date of the Security, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof, shall, until two years after the last date on which the Company or any Affiliate of the Company was an owner of such Security, bear a legend in substantially the following form (the "Affiliate Legend"), unless otherwise agreed by the Company (with written notice thereof to the Trustee);

        THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR

TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO INCYTE PHARMACEUTICALS, INC. OR ANY SUBSIDIARY THEREOF, (B) IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., AS TRUSTEE (OR A SUCCESSOR TRUSTEE, IF APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Any stock certificate representing Common Stock issued upon conversion of a Security that has been transferred to an Affiliate of the Company within two years after the original issuance date of the Security, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof, shall also bear a legend in substantially the form indicated above, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

           (iv) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                (A) in the case of any Restricted Security that is a Certificated Note, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a Certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Restricted Security upon receipt of a certification from the transferring Holder substantially in the form of Exhibit B-5 hereto; and

                (B) in the case of any Restricted Security represented by a Global Note, such Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of
Section 2.6(a) and (d) hereof; provided, however, that with respect to any request for an exchange of a Restricted Security that is represented by a Global Note for a Certificated Note that does not bear the legend set forth in (i) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B-5 hereto).

        (v) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Note) in reliance on any exemption from the registration requirements of the Securities Act (other than exemptions pursuant to Rule 144A or Rule 144 under the Securities Act) in which the Holder or the transferee provides an Opinion of Counsel to the Company and the Registrar in form and substance reasonably acceptable to the Company and the Registrar (which Opinion of Counsel shall also state that the transfer restrictions contained in the legend are no longer applicable):

               (A) in the case of any Restricted Security that is a Certificated Note, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a Certificated Note that does not bear the legend set forth in (i) above and rescind any restriction on the transfer of such Restricted Security; and

               (B) in the case of any Restricted Security represented by a Global Note, such Restricted Security shall not be required to bear the legend set forth in (i) above, but shall continue to be subject to the provisions of
Section 2.6(a) and (d) hereof.

        (h) Notwithstanding any provision of Section 2.5 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to shorten the two-year period under Rule 144(k) (or the corresponding period under any successor rule), then in that event, from and after receipt by the Trustee of the Officers' Certificate and Opinion of Counsel provided for in this Section 2.6(h), (1) the references in the first and sixth sentences of the first paragraph of Section 2.6(g)(i) to "two years" shall be deemed for all purposes hereof to be references to such shorter period, (2) the references in the first sentence each of Sections 2.6(g)(ii) and (iii) and the last sentence of Section 2.6(g)(iii) to "two years" shall be deemed for all purposes hereof to be references to such shorter period, (3) the reference in the last sentence of Section 6.2 to "two years" shall be deemed for all purposes hereof to be a reference to such shorter period, and (4) all corresponding references in the Securities and the restrictive legends thereon (including the restrictive legends on any Common Stock issuable upon conversion of the Securities) shall be deemed for all purposes hereof to be references to such shorter period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k) (or the corresponding period under any successor rule, unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable federal securities law, the Company shall provide to the Trustee an Officers' Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 2.6(g) and 6.2. This Section 2.6(h) shall apply to successive amendments to Rule 144(k) (or any successor rule) shortening the holding period thereunder.

        (i) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in Global Notes have been exchanged for Certificated Notes, redeemed, repurchased or cancelled, all Global Notes shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Certificated Notes, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

        (j) General Provisions Relating to Transfers and Exchanges.

            (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Certificated Notes and Global Notes at the Registrar's request.

            (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 3.9, 4.10, 4.15 and 9.5 hereto).

            (iii) The Registrar shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (iv) All Certificated Notes and Global Notes issued upon any registration of transfer or exchange of Certificated Notes or Global Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Certificated Notes or Global Notes surrendered upon such registration of transfer or exchange.

            (v) The Company shall not be required:

                (A) to issue, to register the transfer of or to exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.2 hereof and ending at the close of business on the day of selection; or

                (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part; or

                (C) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

        (vi) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

        (vii) The Trustee shall authenticate Certificated Notes and Global Notes in accordance with the provisions of Section 2.2 hereof.

SECTION 2.7 REPLACEMENT SECURITIES.

        If any mutilated Security is surrendered to the Company or the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such Security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article 3, the Company in its discretion may, instead of issuing a new Security, pay or redeem such Security, as the case may be.

        Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

        Every new Security issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

        The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.8 OUTSTANDING SECURITIES.

        Securities outstanding at any time are all Securities authenticated by the Trustee, except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding.

        If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

        If the Paying Agent (other than the Company or an Affiliate of the Company) holds on a redemption date, repurchase date or maturity date money sufficient to pay the principal of, premium, if any (including the Make-Whole Payment, if any), and accrued interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

        Subject to the restrictions contained in Section 2.9, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

SECTION 2.9 TREASURY SECURITIES.

        In determining whether the Holders of the required principal amount of Securities have concurred in any notice, direction, waiver or consent, Securities owned by the Company or any other obligor on the Securities or by any Affiliate of the Company or of such other obligor shall be disregarded, except that for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

SECTION 2.10 TEMPORARY SECURITIES.

        Until definitive Securities are ready for delivery, the Company may prepare and execute, and, upon the order of the Company, the Trustee shall authenticate and deliver temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company with the consent of the Trustee considers appropriate for temporary Securities. Every such temporary Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities and thereupon any or all temporary Securities may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount at maturity of definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

SECTION 2.11 CANCELLATION.

        The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange, payment or conversion. The Trustee and no one else shall cancel all Securities surrendered for transfer, exchange, payment (including redemption or repurchase), conversion or cancellation and shall destroy cancelled Securities and thereupon deliver a certificate of cancellation to the Company. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or which have been converted.

SECTION 2.12 CUSIP NUMBERS.

        The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE 3.

                            REDEMPTION AND REPURCHASE

SECTION 3.1 RIGHT OF PROVISIONAL REDEMPTION.

        The Securities may be redeemed by the Company (a "Provisional Redemption"), in whole or in part, at any time prior to February 7, 2003, upon notice as set forth in Section 3.5 at a redemption price equal to $1,000 per Security to be redeemed plus accrued and unpaid interest, if any (including Additional Interest, if any), to the date of redemption (the "Provisional Redemption Date") if (i) the closing price of the Common Stock shall have exceeded 150% of the conversion price then in effect for at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the date of mailing of the notice of redemption pursuant to Section 3.5 (the "Redemption Notice Date") and (ii) the Shelf Registration Statement is effective and available for use and is expected to remain effective and available for use for the 30 days immediately following the Provisional Redemption Date. Upon any such Provisional Redemption, the Company shall make an additional payment in cash (the "Make-Whole Payment") with respect to the Securities called for redemption to Holders on the Redemption Notice Date in an amount equal to $165 per $1,000 Security, less the amount of any interest actually paid on such Security prior to the Redemption Notice Date. The Company shall make the Make-Whole Payment on all Securities called for Provisional Redemption, including any Securities converted into Common Stock pursuant to the terms hereof after the Redemption Notice Date and prior to the third business day prior to the Provisional Redemption Date.

SECTION 3.2 RIGHT OF OPTIONAL REDEMPTION.

        The Company may, at its option, redeem (an "Optional Redemption") all or from time to time any part of the Securities on any date on or after February 7, 2003 and prior to maturity, upon notice as set forth in Section 3.5, and at the redemption prices set forth in paragraph 6 of the form of Security attached hereto as Exhibit A, together with accrued interest to the date of redemption.

SECTION 3.3 ELECTION TO REDEEM; NOTICE TO TRUSTEE.

        If the Company elects to redeem Securities pursuant to paragraph 5 or 6 of the Securities, it shall notify the Trustee at least 60 days prior to the redemption date as fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) of the redemption date and the principal amount of Securities to be redeemed. If fewer than all of the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than 10 days after the date of notice to the Trustee.

SECTION 3.4 SELECTION OF SECURITIES TO BE REDEEMED.

        If less than all of the Securities are to be redeemed, the Trustee shall, not more than 60 days prior to the redemption date, select the Securities to be redeemed by lot, pro rata or by another method the Trustee considers fair and appropriate; provided that such method is not prohibited by any stock exchange or market on which the Securities are then listed. The Trustee shall make the selection from the Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.5 NOTICE OF REDEMPTION.

        At least 20 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's address as it appears on the Registrar's books.

        The notice shall identify the Securities to be redeemed and shall state:

        (1) the redemption date;

        (2) the redemption price;

        (3) the then current conversion price;

        (4) whether such redemption is a Provisional Redemption or an Optional Redemption;

        (5) if such redemption is a Provisional Redemption, the Make-Whole
Amount;

        (6) the name and address of the Paying Agent and the Conversion Agent;

        (7) that Securities called for redemption must be presented and surrendered to the Paying Agent to collect the redemption price;

        (8) that the Securities called for redemption may be converted at any time before the close of business on the third business day immediately preceding the redemption date;

        (9) that Holders who wish to convert Securities must satisfy the requirements in paragraph 9 of the Securities;

        (10) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holder is to receive payment of the redemption price upon presentation and surrender to the Paying Agent of the Securities;

        (11) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon presentation and surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued; and

        (12) the CUSIP number of the Securities called for redemption.

        At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

SECTION 3.6 DEPOSIT OF REDEMPTION PRICE.

        On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust) (i) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an interest payment date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit and (ii) with respect to Securities called for Provisional Redemption pursuant to Section 3.1, an amount or money sufficient to pay the Make-Whole Payment for al the Securities (or portions thereof) called for redemption (including those surrendered for conversion into Common Stock after the Redemption Notice Date and prior to the provisional Redemption Date); provided that if such payment is made on the Redemption Date, it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m. New York City time on such date.

        If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any predecessor security to receive interest) be paid to the Company as soon as practicable upon written request by the Company or, if then held by the Company, shall be released from such trust; provided that, with respect to a Provisional Redemption, any money so deposited for payment of the Make-Whole Payment shall remain segregated and held in trust for payment of the Make-Whole Payment which shall be made on all Securities called for Provisional Redemption, including Securities converted into Common Stock after the Redemption Notice Date and prior to the third Business Day prior to the Provisional Redemption Date.

SECTION 3.7 SECURITIES PAYABLE ON REDEMPTION DATE.

        Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and with respect to Securities called for Provisional Redemption, the Make-Whole Payment, and from and after such date (unless the Company shall default in the payment of the

Redemption Price and accrued interest or the Make-Whole Payment, if any) such Securities shall cease to bear or accrue any interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to (but not including) the Redemption Date and, with respect to Securities called for Provisional Redemption (including Securities converted into Common Stock pursuant to the terms hereof after the Redemption Notice Date and prior to the third business day prior to the Provisional Redemption Date), the Make-Whole Payment; provided, however, that installments of interest whose stated maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such at the close of business on the relevant Record Dates according to their terms; and provided further that, with respect to a Provisional Redemption, the holder of any securities converted into Common Stock pursuant to the terms of this Indenture after the Redemption Notice Date and prior to the third Business Day prior to the Provisional Redemption Date shall have the right to the Make-Whole Payment, if any, with respect to such Securities regardless of the conversion of such Securities.

        If the Company shall fail to deposit the Redemption Price (and Make-Whole Payment, if any) with the Trustee and any security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any (including the Make-Whole Payment, if any), shall, until paid, bear and accrue interest from the Redemption Date at the rate borne by the Security.

SECTION 3.8 SECURITIES REDEEMED IN PART.

        Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney-in-fact duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.

SECTION 3.9 CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

        In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price of such Securities, together with interest accrued to the Redemption Date, and, in connection with a Provisional Redemption, the Make-Whole Payment. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Securities, together with interest accrued to, but excluding, the Redemption Date and, in connection with a Provisional Redemption, the Make-Whole Payment, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which shall be filed with the Trustee prior to the Redemption Date, any Securities not duly surrendered for conversion by the Holders thereof, may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 4) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid (including the Make-Whole Payment, if any, with respect to all Securities called for Provisional Redemption). At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture. Nothing in the preceding sentence shall be deemed to limit the rights and protections afforded to the Trustee in Article 9 hereof, including, but not limited to, the right to the indemnification pursuant to Section 9.7.

SECTION 3.10 REPURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON CHANGE IN CONTROL.

        If at any time that Securities remain outstanding there shall have occurred a Change in Control (as hereinafter defined), Securities shall be repurchased by the Company at the option of the Holder thereof, at a purchase price (the "Repurchase Price") equal to the principal amount thereof plus accrued interest up to and including the Repurchase Date (as hereinafter defined), on the date (the "Repurchase Date") fixed by the Company that is not less than 45 days nor more than 60 days after the date of the Company Notice (as hereinafter defined), subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 3.12(b).

        At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth in
Section 3.11, by delivery of shares of Common Stock in accordance with Section
3.11. Whenever in this Indenture there is a reference to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

        Any rights of Holders, contractual or otherwise, arising under or pursuant to any offer to repurchase Securities made by the Company under this
Section 3.10 shall be subordinated in right of payment to all Senior Indebtedness to the same extent as the Securities are subordinated to Senior Indebtedness under the provisions of Article 5 and such offer to repurchase shall provide that, if at the time the Securities are required to be repurchased pursuant to such offer, payment of the Securities is not permitted pursuant to the provisions of Article 5, the Company shall use its best efforts to obtain all necessary waivers from, or to repay in full, the holders of

Senior Indebtedness in order to permit such repurchase. Notwithstanding the foregoing, any failure by the Company to comply with this Section 3.10 to offer to repurchase, or to repurchase, the Securities shall be a default in the performance by the Company hereunder.

        A "Change in Control" shall be deemed to have occurred at such time after the original issuance of the Securities as any of the following occur:

        (1) a "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person shall be deemed to be the "beneficial owner" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of all outstanding Voting Shares;

        (2) the Company shall consolidate with or merge into any other Person or sell, convey, transfer or lease all or substantially all of its properties and assets to any Person other than a Subsidiary, or any other Person shall consolidate with or merge into the Company (other than, in the case of this clause 3.10(2), pursuant to any consolidation or merger where Persons who are shareholders of the Company immediately prior thereto become the Beneficial Owners of shares of capital stock of the surviving company entitling such Persons to exercise more than 50% of the total voting power of all classes of such surviving company's capital stock entitled to vote generally in the election of directors).

        (3) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.

provided, however, that a Change in Control shall not be deemed to have occurred if either (a) the closing price per share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change in Control or the public announcement of the Change in Control (in the case of a Change in Control under clause (1) above) or ending immediately before the Change in Control (in the case of a Change in Control under clauses (2) and (3) above) shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day, or (b)(i) at least 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) (such securities being referred to as "Publicly Traded Securities") and as a result of such transaction or transactions the Securities become convertible solely into such Publicly Traded Securities and (ii) the consideration in the transaction or transactions constituting the Change in Control consists of cash, Publicly Traded Securities or a combination of cash and Publicly Traded Securities with an aggregate fair market value (which, in the case of Publicly Traded Securities, shall be equal to the average closing price of such Publicly Traded Securities during the 10 consecutive Trading Days commencing with the sixth trading day following consummation of the transaction or transactions constituting the Change in Control) is at least 105% of the conversion price in effect on the date immediately preceding the date of consummation of such Change in Control.

        "Beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the SEC under the Exchange Act, as in effect on the date of execution of the Indenture, except that a person shall be deemed to be the "beneficial owner" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

        "Voting Shares" means all outstanding shares of any class or classes (however designated) of capital stock of the Company entitled to vote generally in the election of the Board of Directors of the Company.

SECTION 3.11 CONDITIONS AND PROCEDURES RELATING TO THE COMPANY'S ELECTION TO PAY
             THE REPURCHASE PRICE IN COMMON STOCK.

        (a) The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 3.10 so long as the following conditions precedent are satisfied:

            (i) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of Section 3.10 and this Section 3.11, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices of the Common stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date:

            (ii) The shares of Common Stock to be issued upon repurchase of Notes pursuant to Section 3.10 shall not require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase pursuant to this Article 3 or, if such registration is required, such registration shall be completed and shall become effective prior to the Repurchase Date, and (B) shall not require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase pursuant to this
Article 3, or if such registration is required or such approval must be obtained, such registration shall be completed or such approval shall be obtained prior to the Repurchase Date;

            (iii) The shares of Common Stock to be issued upon repurchase of Notes pursuant to this Article 3 are, or shall have been, approved for listing on the Nasdaq National Market or the New York Stock Exchange or listed on another national securities exchange, in any case, prior to the Repurchase Date; and

            (iv) All shares of Common Stock which may be issued upon repurchase of Notes pursuant to this Article 3 will be issued out of the Company's authorized but unissued Common Stock and, will upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive or similar rights.

        If all of the conditions are set forth in this Section 3.11(a) are not satisfied in accordance with the terms hereof, the Repurchase Price shall be paid by the Company only in cash.

        (b) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Note pursuant to this Article 3 declared prior to the Repurchase Date.

        (c) No fractions of shares shall be issued upon repurchase of Notes pursuant to this Article 3. If more than one Note shall be repurchased from the same Holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Notes so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the repurchase of any Note or Notes pursuant to this
Article 3, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the Closing Price of a full share on the Trading Day immediately preceding the Repurchase Date by the fraction, and rounding the result to the nearest cent.

        (d) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Notes pursuant to this Article 3 shall be made without charge to the Holder of Notes being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the Notes represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Notes being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

SECTION 3.12 NOTICE; METHOD OF EXERCISING REPURCHASE RIGHT.

        Within 30 days after the occurrence of a Change in Control, the Company shall mail a written notice (the "Company Notice") by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law) and shall cause a copy of such notice to be published in a daily newspaper of national circulation. The notice shall include the form of a Repurchase Notice (as defined below) to be completed by the Holder and shall state:

        (1) the date of such Change in Control and, briefly, the events causing such Change in Control;

        (2) the date by which the Repurchase Notice pursuant to this Section
3.12 must be given;

        (3) the Repurchase Date;

        (4) the Repurchase Price;

        (5) whether the Repurchase Price will be paid in the form of cash or Common Stock as provided in this Indenture and that such determination is irrevocable;

        (6) briefly, the conversion rights of the Securities including, without limitation, the current Conversion Price and any adjustments thereto;

        (7) the name and address of the Paying Agent and the Conversion Agent;

        (8) whether the lenders under the Company's Senior Indebtedness will permit the payment of the Repurchase Price;

        (9) that Securities as to which a Repurchase Notice has been given may be converted into Common Stock only to the extent that the Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

        (10) the procedures that the Holder must follow to exercise rights under
Section 3.10;

        (11) the procedures for withdrawing a Repurchase Notice, including a form of notice of withdrawal;

        (12) that the Holder must satisfy the requirements set forth in the Securities in order to convert the Securities; and

        (13) the CUSIP number of the Securities as to which a Repurchase Notice has been given.

        (b) A Holder may exercise its rights specified in Section 3.10 upon delivery of a written notice of the exercise of such rights (a "Repurchase Notice") to the Paying Agent at any time prior to the close of business on the third Business Day prior to the Repurchase Date, stating:

        (1) the certificate number of each Security that the Holder will deliver to be repurchased,

        (2) the portion of the principal amount of each Security that the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof; and

        (3) that such Security shall be repurchased pursuant to the terms and conditions specified in this Indenture.

        The delivery of such Security to the Paying Agent prior to, on or after the Repurchase Date (together with all necessary endorsements) at the office of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to Section 3.10 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Repurchase Notice.

        The Company shall repurchase from the Holder thereof, pursuant to
Section 3.10, a portion of a Security if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Security pursuant to Sections 3.10 through
3.17 also apply to the repurchase of such portion of such Security.

        Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Notice contemplated by this Section 3.12(b) shall have the right to withdraw such Repurchase Notice in whole or in a portion thereof that is $1,000 or an integral multiple thereof at any time prior to the close of business on the Business Day prior to the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.13.

        The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written withdrawal thereof.

SECTION 3.13 EFFECT OF REPURCHASE NOTICE.

        Upon receipt by the Paying Agent of the Repurchase Notice specified in
Section 3.12(b), the Holder of the Security in respect of which such Repurchase Notice was given shall (unless such Repurchase Notice is withdrawn as specified below) thereafter be entitled to receive solely the Repurchase Price with respect to such Security. Such Repurchase Price shall be paid to such Holder promptly following the later of (i) the Repurchase Date with respect to such Security (provided the conditions in Section 3.12(b) have been satisfied) and
(ii) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.12(b). Securities in respect of which a Repurchase Notice has been given by the Holder thereof may not be converted into shares of Common Stock on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice has first been validly withdrawn.

        A Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered by the Holder to the office of the Paying Agent at any time prior to the close of business on the Business Day prior to the Repurchase Date to which it relates, specifying:

        (1) the certificate number of each Security in respect of which such notice of withdrawal is being submitted;

        (2) the principal amount of the Security or portion thereof with respect to which such notice of withdrawal is being submitted; and

        (3) the principal amount, if any, of such Security that remains subject to the original Repurchase Notice and that has been or will be delivered for repurchase by the Company.

SECTION 3.14 DEPOSIT OF REPURCHASE PRICE.

        On or before the Repurchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money or a number of shares of Common Stock, as provided herein, sufficient to pay the aggregate Repurchase Price of all the Securities or portions thereof that are to be repurchased as of such Repurchase Date. The manner in which the deposit required by this Section 3.14 is made by the Company shall be at the option of the Company, provided that such deposit shall be made in a manner such that the Trustee or the Paying Agent shall have immediately available funds on the Repurchase Date; provided further, that if such payment is made on the Repurchase Date it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date.

        If the Paying Agent holds, in accordance with the terms hereof, money or shares of Common Stock, as provided herein, sufficient to pay the Repurchase Price of any Security tendered for repurchase on the Business Day prior to the Repurchase Date, then, on and after the Repurchase Date, such Security will cease to be outstanding and interest on such Security will cease to accrue and will be deemed paid, whether or not such Security is delivered to the Paying Agent, and all other rights of the Holder in respect thereof shall terminate (other than the right to receive the Repurchase Price upon delivery of such Security).

SECTION 3.15 SECURITIES REPURCHASED IN PART.

        Any Security that is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, or such authorized denomination or denominations as may be requested by such Holder, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not repurchased.

SECTION 3.16 COMPLIANCE WITH SECURITIES LAWS UPON REPURCHASE OF SECURITIES.

        In connection with any offer to repurchase or repurchase of Securities under Section 3.10 hereof (provided that such offer or repurchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) at the time of such offer or repurchase), the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all federal and state securities laws so as to permit the rights of the Holders and obligations of the Company under Sections 3.10 through 3.17 to be exercised in the time and in the manner specified therein.

SECTION 3.17 REPAYMENT TO THE COMPANY.

        Subject to the provisions of Section 5.7, to the extent that the aggregate amount of cash or the number of shares of Common Stock, as provided herein, deposited by the Company pursuant to Section 3.14 exceeds the aggregate Repurchase Price of the Securities or portions thereof to be repurchased, then, promptly after the Business Day following the Repurchase Date, the Trustee or the Paying Agent, as the case may be, shall return any such excess to the Company.

                                   ARTICLE 4.

                                   CONVERSION

SECTION 4.1 CONVERSION PRIVILEGE.

        At any time after 90 days following the latest date of original issuance of the Securities and prior to the close of business on February 1, 2007, a Holder of a Security may convert such Security into Common Stock, at the conversion price then in effect, together with those rights specified in Section
4.15 hereof; provided that, if such Security is called for redemption pursuant to Article 3, such conversion right shall terminate at the close of business on the third business day before the redemption date for such Security (unless the Company shall default in making the redemption payment then due, in which case the conversion right shall terminate on the date such default is cured and such Security is redeemed). The number of shares of Common Stock issuable upon conversion of a Security shall be determined by dividing the principal amount of the Security or portion thereof surrendered for conversion by the conversion price in effect on the conversion date. The initial conversion price is set forth in paragraph 9 of the Securities and is subject to adjustment as provided in this Article 4.

        A Holder may convert a portion of a Security equal to $1,000 or any integral multiple thereof. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

        A Security in respect of which a Holder has delivered a Repurchase Notice pursuant to Section 3.12(b) exercising the option of such Holder to require the Company to repurchase such Security may be converted only if such Repurchase Notice is withdrawn by a written notice of withdrawal delivered to the Paying Agent prior to the close of business on the Repurchase Date in accordance with Section 3.13.

        A Holder of Securities is not entitled to any rights of a holder of Common Stock until such Holder has converted his Securities into Common Stock and, upon such conversion, only to the extent such Securities are deemed to have been converted into Common Stock pursuant to this Article 4.

SECTION 4.2 CONVERSION PROCEDURE.

        To convert a Security, a Holder must (i) complete and manually sign the conversion notice on the back of the Security and deliver such notice to the Conversion Agent, (ii) surrender the Security to the Conversion Agent, (iii) furnish appropriate endorsements and transfer documents if required by the Registrar or the Conversion Agent and (iv) pay any transfer or other tax, if required by Section 4.4. The date on which the Holder satisfies all of the foregoing requirements is the conversion date. As soon as practicable after the conversion date, the Company shall deliver to the Holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and cash in lieu of any fractional shares pursuant to Section 4.3.

        The person in whose name the certificate is registered shall be deemed to be a stockholder of record on the conversion date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Price in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security.

        No payment or adjustment will be made for accrued interest on a converted Security or for dividends or distributions on shares of Common Stock issued upon conversion of a Security, but if any Holder surrenders a Security for conversion between the record date for the payment of an installment of interest and the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the Holder of such Security on such record date. In such event, such Security, when surrendered for conversion, must be accompanied by delivery of a check or draft payable to the Conversion Agent in an amount equal to the interest payable on such interest payment date on the portion so converted. If such payment does not accompany such Security, the Security shall not be converted; provided, however, that no such check or draft shall be required if such Security has been called for redemption between such record date and the date three business days after such interest payment date, or if such Security is surrendered for conversion on the interest payment date. If the Company defaults in the payment of interest payable on the interest payment date, the Conversion Agent shall repay such funds to the Holder.

        If a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

        Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in principal amount to the unconverted portion of the Security surrendered.

SECTION 4.3 ADJUSTMENTS BELOW PAR VALUE.

        Before taking any action which would cause an adjustment decreasing the Conversion Price so that the shares of Common Stock issuable upon conversion of the Securities would be issued for less than the par value of such Common Stock, the Company will take all corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Conversion Price.

SECTION 4.4 TAXES ON CONVERSION.

        If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

SECTION 4.5 COMPANY TO PROVIDE STOCK.

        The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve, out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities for shares of Common Stock. The shares of Common Stock or other securities issued upon conversion of the Securities shall bear any legend required in accordance with Section 2.6(g) hereof.

        No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Security or Securities, the Company shall make an adjustment thereof in cash at the current market value thereof. For these purposes, the current market value of a share of Common Stock shall be the Closing Price on the first day (which is not a Legal Holiday) immediately preceding the day on which the Securities (or specified portions thereof) are deemed to have been converted.

        The Company covenants that all shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and non-assessable and shall be free from preemptive rights and free of any lien or adverse claim.

        The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

SECTION 4.6 ADJUSTMENT OF CONVERSION PRICE.

        The conversion price (the "Conversion Price") shall be that price set forth in paragraph 9 of the form of Security attached hereto as Exhibit A and shall be adjusted from time to time by the Company as follows:

        (a) In case the Company shall (i) pay a dividend or other distribution in shares of Common Stock to holders of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) reclassify its outstanding Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

        (b) In case the Company shall issue rights, warrants or options to all or substantially all holders of its Common Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price per share of Common Stock (as determined in accordance with subsection (e) below) at the record date for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares which the aggregate subscription or purchase price for the total number of shares of Common Stock offered by the rights, warrants or options so issued (or the aggregate conversion price of the convertible securities offered by such rights, warrants or options) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered by such rights, warrants or options (or into which the convertible securities so offered by such rights, warrants or options are convertible). Such adjustment shall be made successively whenever any such rights, warrants or options are issued, and shall become effective immediately after such record date. If at the end of the period during which such rights, warrants or options are exercisable not all rights, warrants or options shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been upon application of the foregoing adjustment substituting the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued) for the total number of shares of Common Stock offered (or the convertible securities offered).

        (c) In case the Company shall distribute to all or substantially all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness, cash, other securities or other assets, or shall distribute to all or substantially all holders of its Common Stock rights, warrants or options to subscribe for or purchase any of its securities (excluding (i) those rights and warrants referred to in subsection (b) above; (ii) those dividends, distributions, subdivisions and combinations referred to in subsection(a) above; and (iii) dividends and distributions paid in cash from retained earnings in an aggregate amount that, combined together with (A) all other such cash distributions made within the preceding 12 months in respect of which no adjustment has been made under this Section 4.6 and (B) the fair market value of consideration payable in respect of any repurchases (including by way of tender offers) by the Company or any of its Subsidiaries or Affiliates, or any employee benefit plan for the benefit of employees of the Company or any of its Subsidiaries or Affiliates (a "Company Benefit Plan"), of Common Stock concluded within the preceding 12 months, in each case in respect of which no adjustment has been made under this Section 4.6, does not exceed 12.5% of Market Capitalization as of the record date for such distribution), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution or purchase by a fraction of which the numerator shall be the current market price per share (as defined in subsection
(e) below) of the Common Stock on the record date mentioned below less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive evidence of such fair market value) of the portion of the capital stock or evidences of indebtedness, securities or assets so distributed or of such rights, warrants or options, in each case as applicable to one share of Common Stock, and of which the denominator shall be the current market price per share (as defined in subsection (e) below) of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute (AA) rights, warrants or options (other than those referred to in subsection (b) above) ("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 4.6, or (BB) rights issued pursuant to the Company's Rights Agreement, dated September 25, 1998, pro rata to holders of Common Stock the Company shall, make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the Conversion Shares, a number of Rights to be determined as follows: (x) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (y) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of, and applicable to, the Rights. If the Company implements a new stockholder rights plan, the Company agrees that such rights plan will provide that upon conversion of the Notes, the Holders of the Common Stock issued upon conversion shall receive the rights issued under such plan, whether or not such rights have separated from the Common Stock at the time of such conversion. If the rights under such new plan have become separated from the Common Stock prior to the conversion of a Security, the Holders of the Common Stock issued upon conversion shall receive the Rights that they would have received if the Security had been converted immediately prior to the separation of the Rights.

        (d) In case the Company or any of its Subsidiaries or any Company Benefit Plan shall repurchase (including by way of tender offer) shares of Common Stock, and the fair market value of the sum of (i) the aggregate consideration paid for such Common Stock, (ii) the aggregate fair market value of cash dividends and distributions of the type described in clause (iii) of the preceding paragraph (c) paid within the twelve (12) months preceding the date of purchase of such shares of Common Stock in respect of which no adjustment pursuant to this Section 4.6 previously has been made, and (iii) the aggregate fair market value of any amounts previously paid for the repurchase of Common Stock of a type described in this paragraph (d) within the twelve (12) months preceding the date of purchase of such shares of Common Stock in respect of which no adjustment pursuant to this Section 4.6 previously has been made, exceeds 12.5% of Market Capitalization on the date of, and after giving effect to, such repurchase, then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution or purchase by a fraction of which the numerator shall be the current market price per share (as defined in subsection (e) below) of the Common Stock on the date of such repurchase, less the amount of cash so distributed (through dividend, distribution or repurchase of shares) applicable to one share of Common Stock and of which the denominator shall be the current market price per share (as defined in subsection (e) below) of the Common Stock on the date of such repurchase. Such adjustment shall become effective immediately after the date of such repurchase.

        (e) For the purpose of any computation under subsections (b), (c) and
(d) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Closing Prices for 20 consecutive Trading Days commencing 30 Trading Days before the record date with respect to any distribution, issuance or other event requiring such computation. The Closing Price for each day shall be (i) the last sale price, or the closing bid price if no sale occurred, of such class of stock on the principal securities exchange on which such class of stock is listed, if the Common Stock is listed or admitted for trading on any national securities exchange, (ii) the last reported sale price of Common Stock on The Nasdaq Stock Market, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least 5 of the 10 preceding days. If the Common Stock is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the Closing Price shall be determined in the manner set forth in clause (iii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause
(ii) of the preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the Closing Price of Common Stock on any day or the average of such last reported sale prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. As used herein the term "Trading Days" with respect to Common Stock means (i) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business or (ii) if the Common Stock is quoted on The Nasdaq Stock Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system.

        (f) Rights, warrants or options distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights, warrants or options, until the occurrence of a specified event or events ("Trigger Event"):

        (1) are deemed to be transferred with such shares of Common Stock,

        (2) are not exercisable, and

        (3) are also issued in respect of future issuances of Common Stock,

shall not be deemed distributed for purposes of this Section 4.6 until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights, warrants or options, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Price under this Section 4.6, (1) in the case of any such rights, warrants or options which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights, warrants or options (assuming such holder had retained such rights, warrants or options), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such rights, warrants or options all of which shall have expired without exercise by any holder thereof, the Conversion Price shall be readjusted as if such issuance had not occurred.

        (g) In any case in which this Section 4.6 shall require that an adjustment be made immediately following a record date established for purposes of Section 4.6, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 4.10 below) issuing to the holder of any Security converted after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

SECTION 4.7 NO ADJUSTMENT.

        No adjustment in the Conversion Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 4.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        No adjustment need be made for rights to purchase Common Stock or issuances of Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

        No adjustment need be made for a change in the par value or a change to no par value of the Common Stock.

        To the extent that the Securities become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

SECTION 4.8 EQUIVALENT ADJUSTMENTS.

        In the event that, as a result of an adjustment made pursuant to Section
4.6 above, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of capital stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this
Article 4.

SECTION 4.9 ADJUSTMENT FOR TAX PURPOSES.

        The Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by Section 4.6, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution or securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

SECTION 4.10 NOTICE OF ADJUSTMENT.

        Whenever the Conversion Price is adjusted, or Securityholders become entitled to other Securities or due bills, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment and the Trustee may conclusively assume that, unless and until such certificate is received by it, no such adjustment is required.

SECTION 4.11 NOTICE OF CERTAIN TRANSACTIONS.

        In case:

        (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

        (b) the Company shall authorize the granting to the holders of its Common Stock of rights, warrants or options to subscribe for or purchase any share of any class or any other rights, warrants or options; or

        (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

        (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Securities at its address appearing on the list, provided for in
Section 2.5 of this Indenture, as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

SECTION 4.12 EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON
             CONVERSION PRIVILEGE.

        If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); (ii) any consolidation, combination or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock; or (iii) any sale or conveyance of all or substantially all of the property or business of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article 4. The foregoing, however, shall not in any way affect the right a holder of a Security may otherwise have, pursuant to clause
(ii) of the last
sentence of subsection (c) of Section 4.6, to receive Rights upon conversion of a Security. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 4.12 shall similarly apply to successive consolidations, mergers, sales or conveyances. Notwithstanding the foregoing, a distribution by the Company to all or substantially all holders of its Common Stock for which an adjustment to the Conversion Price or provision for conversion of the Securities may be made pursuant to Section 4.6 hereof shall not be deemed to be a sale or conveyance of all or substantially all of the property or business of the Company for purposes of this Section 4.12.

        In the event the Company shall execute a supplemental indenture pursuant to this Section 4.12, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with.

SECTION 4.13 TRUSTEE'S DISCLAIMER.

        The Trustee has no duty to determine when an adjustment under this
Article 4 should be made, how it should be made or what such adjustment should be made, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.10. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article 4.

        The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 4.12, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.12.

SECTION 4.14 VOLUNTARY REDUCTION.

        The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days or such longer period as may be required by law and if the reduction is irrevocable during the period; provided, that in no event may the Conversion Price be less than the par value of a share of Common Stock.

                                   ARTICLE 5.

                                  SUBORDINATION

SECTION 5.1 SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.


        The Company covenants and agrees, and each holder of Securities by his acceptance thereof likewise covenants and agrees, that all Securities are subject to the provisions of this Article 5; and each Person holding any Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions and acknowledges that such provisions are for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

        Each holder of Securities authorizes and directs the Trustee on such holder's behalf to take such action as may be necessary or appropriate, in the sole discretion of the Trustee, to acknowledge or effectuate the subordination between the holders of Securities and the holders of Senior Indebtedness as provided in this Article and appoints the Trustee as such holder's attorney-in-fact for any and all such purposes.

        The payment of the principal of, premium, if any (including the Make-Whole Payment, if any), and interest on and any other payment due pursuant to this Indenture or any Securities issued hereunder (including, without limitation, the payment or deposit of the redemption price or repurchase price pursuant to Article 3 and any deposit pursuant to Section 6.3) shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed.

SECTION 5.2 SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS
            ON DISSOLUTION, LIQUIDATION, REORGANIZATION, ETC., OF THE COMPANY.

        Upon any payment or distribution of the assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities), to creditors upon any dissolution, winding-up, total or partial liquidation, or reorganization of the Company (whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, liquidation, or receivership proceedings, or upon an assignment for the benefit of creditors, or any marshalling of the assets and liabilities of the Company, or otherwise), then in such event:

        (a) all Senior Indebtedness (including principal thereof and interest thereon) shall first be paid in full before any Payment of the Securities (as defined in Section 5.5) is made;

        (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including any collateral at any time securing the Securities) (other than Reorganization Securities), to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article 5, including any such payment or distribution which may be payable or deliverable by reason of the payment of another debt of the Company being subordinated to the payment of the Securities, shall be paid or delivered by any debtor, Custodian or other person making such payment or distribution, directly to the holders of the Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

        (c) in the event that, notwithstanding the foregoing provisions of this
Section 5.2, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Reorganization Securities), shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full, such payment or distribution (subject to the provisions of Sections 5.6 and 5.7) shall be held in trust for the benefit of, and shall be immediately paid or delivered by the Trustee or such Holders, as the case may be, to the holders of Senior Indebtedness remaining unpaid, or their Representative or Representatives, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of such Senior Indebtedness.

        The Company shall give prompt notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

        Upon any distribution of assets of the Company referred to in this
Article 5, the Trustee, subject to the provisions of Sections 9.1 and 9.2, and the Holders shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceeding is pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5; provided that the foregoing shall apply only if such court, trustee, liquidating trustee or other person has been fully apprised of the provisions of this Article.

SECTION 5.3 SECURITYHOLDERS TO BE SUBROGATED TO RIGHT OF HOLDERS OF SENIOR
            INDEBTEDNESS.

        Subject to the prior payment in full of all Senior Indebtedness, the Holders shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full, and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Indebtedness under the provisions hereof to which the Holders would be entitled except for the provisions of this Article 5, and no payment pursuant to the provisions of this Article 5 to the holders of Senior Indebtedness by the Holders shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article 5 are, and are intended, solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

SECTION 5.4 OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

        Nothing contained in this Article 5 or elsewhere in this Indenture or in any Security is intended to or shall impair the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities, as and when the same shall become due and payable in accordance with the terms of the Securities, or to affect the relative rights of the Holders and other creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Indenture, subject to the provisions of Article 8, and the rights, if any, under this Article 5 of the holders of Senior Indebtedness in respect of assets, whether in cash, property or securities, of the Company received upon the exercise of any such remedy.

SECTION 5.5 COMPANY NOT TO MAKE PAYMENT WITH RESPECT TO SECURITIES IN CERTAIN
            CIRCUMSTANCES.

        Upon the occurrence of a Payment Default, unless and until the amount of such Senior Indebtedness then due shall have been paid in full, or such default shall have been cured or waived or shall have ceased to exist, the Company shall not pay principal of, premium, if any (including the Make-Whole Payment, if any), or interest on the Securities or any other amount due pursuant to this Indenture or any Securities or make any deposit pursuant to Article 3 or Section
6.3 or 10.1 and shall not repurchase, redeem or otherwise retire any Securities (collectively, "a Payment of the Securities").

        Unless Section 5.2 shall be applicable, upon (1) the occurrence of a default on Senior Indebtedness (other than a Payment Default) that occurs and is continuing that permits the holders of such Senior Indebtedness (or their Representative or Representatives) to accelerate its maturity and (2) receipt by the Company and the Trustee from the Senior Agent of written notice of such occurrence and the imposition of a Payment Blockage Period hereunder, then the Company shall not make any Payment of the Securities for a period (the "Payment Blockage Period") commencing on the earlier of the date of receipt by the Company or the Trustee of such notice from the Senior Agent and ending on the earlier of (subject to any blockage of payments that may then be in effect under subsection (a) of this Section) (x) the date 179 days after such date, (y) the date such default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been discharged, or (z) the date such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the Senior Agent, after which, in case of clause (x), (y) or (z), as the case may be, the Company shall resume making any and all required payments. Notwithstanding any other provision of this Agreement, only one Payment Blockage Period may be commenced within any consecutive 365-day period, and no event of default with respect to any Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to such Senior Indebtedness shall be, or can be made, the basis for the commencement of a second Payment Blockage Period whether or not within a period of 365 consecutive days unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days. In no event will a Payment Blockage Period extend beyond 179 days.

        In the event that, notwithstanding the foregoing provisions of this
Section 5.5, any Payment of the Securities shall be made by or on behalf of the Company and received by the Trustee, any Holder or any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust), which payment was prohibited by this Section 5.5, then, unless and until the amount of Senior Indebtedness then due, as to which a default shall have occurred, shall have been paid in full, or such default shall have been cured or waived, such payment (subject, in each case, to the provisions of Sections 5.6 and 5.7) shall be held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Indebtedness or their Representative or Representatives, ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of Senior Indebtedness. The Company shall give prompt written notice to the Trustee of any default under any Senior Indebtedness or under any agreement pursuant to which Senior Indebtedness may have been issued.

SECTION 5.6 NOTICE TO TRUSTEE.

        The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this
Article 5 or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received notice thereof from the Company or from the holder or holders of Senior Indebtedness or from their Representative or Representatives; and, prior to the receipt of any such notice, the Trustee, subject to the provisions of Sections 9.1 and 9.2, shall be entitled to assume conclusively that no such facts exist.

        The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a Representative of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article 5, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of each person under this

Article 5, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

SECTION 5.7 APPLICATION BY TRUSTEE OF MONIES DEPOSITED WITH IT.

        Money or U.S. Government Obligations deposited in trust with the Trustee pursuant to Sections 6.3 and 10.1 and not in violation of this Article 5 shall be for the sole benefit of Securityholders and shall thereafter not be subject to the subordination provisions of this Article 5. Otherwise, any deposit of monies by the Company with the Trustee or any Paying Agent (whether or not in trust) for the payment of the principal of or interest on any Securities shall be subject to the provisions of Sections 5.1, 5.2, 5.3 and 5.5; except that, if two Business Days prior to the date on which by the terms of this Indenture any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of or interest on any Security), the Trustee shall not have received with respect to such monies the notice provided for in
Section 5.6, then the Trustee or any Paying Agent shall have full power and authority to receive such monies and to apply such monies to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section 5.7 shall be construed solely for the benefit of the Trustee and the Paying Agent and shall not otherwise affect the rights that holders of Senior Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article 5.

SECTION 5.8 SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR
            HOLDERS OF SENIOR INDEBTEDNESS.

        No right of any present or future holders of any Senior Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of any Senior Indebtedness may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. No amendment of this Article 5 or any defined terms used herein or any other Sections referred to in this Article 5 which adversely affects the rights hereunder of holders of Senior Indebtedness, shall be effective unless the holders of such Senior Indebtedness (required pursuant to the terms of such Senior Indebtedness to give such consent) have consented thereto.

SECTION 5.9 TRUSTEE TO EFFECTUATE SUBORDINATION.

        Each holder of a Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge and effectuate the subordination provided in this
Article 5 and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 5.10 RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

        The Trustee, in its individual capacity, shall be entitled to all of the rights set forth in this Article 5 in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 5.11 ARTICLE 5 NOT TO PREVENT EVENTS OF DEFAULT.

        The failure to make a Payment of the Securities by reason of any provision in this Article 5 shall not be construed as preventing the occurrence of an Event of Default under Section 8.1.

SECTION 5.12 NO FIDUCIARY DUTY CREATED TO HOLDERS OF SENIOR INDEBTEDNESS.

        Notwithstanding any other provision in this Article 5, the Trustee shall not be determined to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article 5.

SECTION 5.13 ARTICLE APPLICABLE TO PAYING AGENTS.

        In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 5 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 5 in addition to or in place of the Trustee; provided, however, that Sections 5.6, 5.10 and 5.12 shall not apply to the Company if it acts as Paying Agent.

SECTION 5.14 CERTAIN CONVERSION DEEMED PAYMENT.

        For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 4 shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of principal of such Security. For the purposes of this Section, the term "junior securities" means
(a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 4.

                                   ARTICLE 6.

                                    COVENANTS


SECTION 6.1 PAYMENT OF SECURITIES.

        The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal amount at maturity, Redemption Price (and, if applicable, Make-Whole Payment), Repurchase Price and interest, in respect of each of the Securities at the places, at the respective times and in the manner provided herein and in the Securities. Each installment of interest on the Securities may be paid by mailing checks for the interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Company; provided that with respect to any holder of Securities with an aggregate principal amount equal to or in excess of $5 million, at the request of such holder in writing the Company shall pay interest on such holder's Securities by wire transfer in immediately available funds.

SECTION 6.2 SEC REPORTS; 144A INFORMATION.

        The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee. The Company will cause any quarterly and annual reports which it mails to its stockholders to be mailed to the Holders of the Securities.

        In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements including, but not limited to, a balance sheet, a statement of income and retained earnings, a statement of cash flows and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of such financial statements to be filed with the Trustee and mailed to the Holders of the Securities within 50 days after the close for each of the first three quarters of each fiscal year and within 95 days after the close of each fiscal year. The Company will also comply with the other provisions of TIA 314(a).

        At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder or beneficial owner of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such holder, to such beneficial owner or to a prospective purchaser designated by such Securityholder or beneficial owner, as the case may be, in order to permit compliance by such Securityholder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note by such Securityholder or beneficial owner; provided, however, the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of (i) the date such Note (or any predecessor Note) was acquired from the Company or (ii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

SECTION 6.3 LIQUIDATION.

        Subject to the provisions of Article 5, insofar as they may be applicable hereto, the Board of Directors or the stockholders of the Company may not adopt a plan of liquidation which plan provides for, contemplates, or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (Article 7 of this Indenture being the Article which governs any such sale, lease, conveyance or other disposition substantially as an entirety), and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of the capital stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions to the holders of capital stock of the Company it will make provision for, the satisfaction of the Company's obligations hereunder and under the Securities as to the payment of principal and interest. The Company shall be deemed to have made provision for such payments only if (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and interest on the Securities then outstanding to maturity and to pay all other sums payable by it hereunder, or (2) there is an express assumption of the due and punctual payment of the Company's obligations hereunder and under the Securities and the performance and observance of all covenants and conditions to be performed by the Company hereunder, by the execution and delivery of a supplemental indenture in form reasonably satisfactory to the Trustee by a person who acquires, or will acquire (otherwise than pursuant to a lease) a portion of the assets of the Company, and which person will have Consolidated Net Worth (immediately after the acquisition) equal to not less than the Consolidated Net Worth of the Company (immediately preceding such acquisition), and which is a corporation organized under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company shall not make any liquidating distribution to the holders of capital stock of the Company described in the first sentence of this Section 6.3 until after the Company shall have certified to the Trustee with an Officers' Certificate at least five days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 6.3.

SECTION 6.4 COMPLIANCE CERTIFICATES.

        The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this Section 6.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture. The Certificate need not comply with Section 12.4 hereof.

SECTION 6.5 NOTICE OF DEFAULTS.

        The Company will give notice to the Trustee, promptly upon becoming aware thereof, of the existence of any Event of Default hereunder.

SECTION 6.6 PAYMENT OF TAXES AND OTHER CLAIMS.

        The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company, directly or by reason of its ownership of any Subsidiary or upon the income, profits or property of the Company; and (2) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

SECTION 6.7 CORPORATE EXISTENCE.

        Subject to Section 6.3 and Article 7, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any right if the Company shall determine that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 6.8 MAINTENANCE OF PROPERTIES.

        Subject to Section 6.3, the Company will cause all material properties owned, leased or licensed in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof and thereto, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Securities are outstanding; provided, however, that nothing in this
Section 6.8 shall prevent the Company from doing otherwise if, in the judgment of the Company, the same is desirable in the conduct of the Company's business and is not, and will not be, adverse in any material respect to the Holders.

SECTION 6.9 FURTHER INSTRUMENTS AND ACTS.

        Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

SECTION 6.10 MAINTENANCE OF OFFICE OR AGENCY.

        The Company will maintain in The City of New York an office or agency where Securities may be presented or surrendered for payment or repurchase, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the agent of the Trustee in The City of New York shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

        The Company may from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

SECTION 6.11 RESALE OF CERTAIN SECURITIES; REPORTING ISSUER.

        During the period beginning on the last date of original issuance of the Securities and ending on the date that is two years from such date, the Company will not, and will use all reasonable efforts not to permit any of its "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (x) any Securities which constitute "restricted securities" under Rule 144 or (y) any securities into which the Securities have been converted under this Indenture which constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

SECTION 6.12 REGISTRATION RIGHTS.

        (a) The Company agrees that the Holders (and any Person that has a beneficial interest in a Security) from time to time of Registrable Securities (as such term is defined in the Registration Rights Agreement) are entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of Registrable Securities, at the Company's expense, (i) to file within 90 days after the first date of original issuance of the Securities, a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Transfer Restricted Securities, (ii) to use all reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission not later than 180 days after the first date of original issuance of the Securities, and (iii) to use all reasonable efforts to maintain such Shelf



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

Registration Statement continuously effective under the Securities Act subject to and in accordance with the terms of the Registration Rights Agreement.

        Additional interest (the "Additional Interest") with respect to the Securities shall be assessed if an Event (as defined in the Registration Rights Agreement) occurs. Additional Interest shall accrue on the Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Event shall occur, to but excluding the date on which such Event has been cured (in the manner described in the Registration Rights Agreement), at a rate of 0.50% per annum.

        (b) Any amounts of Additional Interest due pursuant to clause (a) of this Section 6.12 shall be payable in cash on the regular interest payment dates. The amount of Additional Interest shall be determined by multiplying the applicable Additional Interest rate by the principal amount of the Securities, multiplied by a fraction, the numerator of such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

        Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Additional Interest provided for in this Section to the extent that, in such context, Additional Interest are, were or would be payable in respect thereof pursuant to the provisions of this Section 6.12 and express mention of the payment of Additional Interest (if applicable) in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

SECTION 6.13 ADDITIONAL INTEREST.

        If Additional Interest is payable pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such interest is payable. Unless and until a Trust Officer receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

SECTION 6.14 STAY, EXTENSION AND USURY LAWS.

        The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



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                                   ARTICLE 7.

                              SUCCESSOR CORPORATION


SECTION 7.1 WHEN COMPANY MAY MERGE, ETC.

        The Company shall not consolidate with or merge into any other Person, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and shall not permit any Person (other than a Subsidiary wholly-owned by the Company) to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

        (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental thereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 4.12;

        (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

        (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 7.2 SUCCESSOR CORPORATION SUBSTITUTED.

        Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 7.1, the successor person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.



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

                                   ARTICLE 8.

                              DEFAULT AND REMEDIES

SECTION 8.1 EVENTS OF DEFAULT.

        An "Event of Default" occurs if:

        (1) the Company defaults in the payment of interest (including Additional Interest) on any Security when the same becomes due and payable and the default continues for a period of 30 days;

        (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or otherwise;

        (3) the Company fails to comply with any other covenant, warranty or agreement contained in the Securities or this Indenture and the default continues for the period and after the notice specified below;

        (4) the Company or any Subsidiary shall fail to pay when due and owing principal of, premium, if any, or interest on any indebtedness for borrowed money or upon acceleration of such indebtedness under the terms of the instruments evidencing such indebtedness (provided, however, such acceleration is not withdrawn, cancelled or otherwise annulled within 10 days following the occurrence of such acceleration); provided, however, no such Event of Default shall exist under this Section 8.1(4) unless the aggregate amount of such principal, premium, if any, and interest is in excess of $10,000,000;

        (5) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

            A. commences a voluntary case or proceeding;

            B. consents to the entry of an order for relief against it in an involuntary case or proceeding;

            C. consents to the appointment of a Custodian of it or for all or substantially all of its property; or

            D. makes a general assignment for the benefit of its creditors; or

        (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

            A. is for relief against the Company or any Subsidiary in an involuntary case or proceeding;

            B. appoints a Custodian of the Company or any Subsidiary or for all or substantially all of the property of any of them; or



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

            C. orders the liquidation of the Company or any Subsidiary;

        and in each case the order or decree remains unstayed and in effect for 60 days.

        The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. For purposes of this Section 8.1, the term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

        A default under clause (3) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding notify the Company and the Trustee, of the default, and the Company does not cure the default within 60 days after receipt of such notice. The notice given pursuant to this Section 8.1 must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." When a default is cured, it ceases.

        Subject to the provisions of Sections 9.1 and 9.2, the Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by the Company, the Paying Agent, any Holder or an agent of any Holder.

SECTION 8.2 ACCELERATION.

        If an Event of Default (other than an Event of Default specified in Section 8.1(5) or (6)) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare all unpaid principal of and accrued interest to the date of acceleration on the Securities then outstanding (if not then due and payable) to be due and payable upon any such declaration, and the same shall become and be immediately due and payable. If an Event of Default specified in Section 8.1(5) or (6) occurs, all unpaid principal of and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder.

        The Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal of and accrued interest on the Securities which has become due solely by such declaration of acceleration, have been cured or waived; (ii) the Company has paid or deposited with the Trustee a sum sufficient to pay (a) all overdue interest on the Securities; (b) the principal of any Security which has become due otherwise then by such declaration of acceleration, and (c) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration; (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and (iv) all payments due to the Trustee and any predecessor Trustee under Section 9.7 have been made. No such rescission shall affect any subsequent default or impair any right consequent thereon. Anything herein contained to the contrary notwithstanding, in the event of any acceleration pursuant to this Section 8.2, the Company shall not be obligated to pay any premium which it would have had to pay if it had



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then elected to redeem the Securities pursuant to paragraph 5 or 6 of the
Securities, except in the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium which it would have had to pay if it had then elected to redeem the Securities pursuant to paragraph 5 or 6 of the Securities, in which case an equivalent premium shall also become and be immediately due and payable to the extent permitted by law.

SECTION 8.3 OTHER REMEDIES.

        In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

        The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 8.4 WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.


        Subject to Section 8.7, the Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may waive an existing default or Event of Default and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any Security as specified in clauses (1) and (2) of Section 8.1, or a default in respect of a covenant or provision hereof which cannot be modified or amended pursuant to
Section 11.2 without the consent of the holder of each Note affected thereby. When a default or Event of Default is waived, it is cured and ceases.

SECTION 8.5 CONTROL BY MAJORITY.

        The Holders of a majority in principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 8.6 LIMITATION ON SUITS.

        A Securityholder may not pursue any remedy with respect to this Indenture or the Securities (except actions for payment of overdue principal or interest or for the conversion of the Securities pursuant to Article 4) unless:



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        (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

        (2) the Holders of at least 25% in principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

        (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

        (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

        (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Securities then outstanding.

        A Securityholder may not use any provision of this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder, or to enforce any rights under this Indenture other than in the manner herein provided and for the equal and ratable benefit of all the Securityholders.

SECTION 8.7 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

        Notwithstanding any other provision of this Indenture (but subject to Article 5 hereof), the right of any Holder of a Security to receive payment of principal of (and premium, if any) and interest on the Security, on or after the respective dates on which such payments are due as expressed in the Security, or to convert the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 8.8 COLLECTION SUIT BY TRUSTEE.

        If an Event of Default in the payment of principal or interest specified in Section 8.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 8.9 TRUSTEE MAY FILE PROOFS OF CLAIM.

        The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any



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such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.7, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Securityholders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or the Trustee to authorize or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 8.10 PRIORITIES.

        Subject to Article 5, if the Trustee collects any money pursuant to this
Article 8, it shall pay out the money in the following order:

        First, to the Trustee for amounts due under Section 9.7;

        Second, to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

        Third, to the Company.

        The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 8.10.

SECTION 8.11 UNDERTAKING FOR COSTS.

        In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit made by the Trustee, a suit by a Holder pursuant to Section 8.7, or a suit by any Holder, or group of Holders, of more than 10% in principal amount of the Securities then outstanding.

SECTION 8.12 RESTORATION OF RIGHTS AND REMEDIES.

        If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any



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reason, or has been determined adversely to the Trustee or to such
Securityholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Securityholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

SECTION 8.13 RIGHTS AND REMEDIES CUMULATIVE.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 8.14 DELAY OR OMISSION NOT WAIVER.

        No delay or omission of the Trustee or of any Securityholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

                                   ARTICLE 9.

                                     TRUSTEE

SECTION 9.1 DUTIES OF TRUSTEE.

        (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

        (b) Except during the continuance of an Event of Default:

        (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and

        (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.



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        (c) The Trustee may not be relieved, and no provision of this Indenture shall be construed to relieve the Trustee, from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

        (1) this paragraph does not limit the effect of paragraph (b) of this
Section 9.1;

        (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5.

        (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, expense or fee.

        (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 9.1.

        (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 9.2 RIGHTS OF TRUSTEE.

        Subject to Section 9.1:

        (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

        (b) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 12.4(b). The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Certificate or Opinion.

        (c) The Trustee may act through its agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

        (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes in good faith to be authorized or within its rights or powers.

        (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law that shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.



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SECTION 9.3 INDIVIDUAL RIGHTS OF TRUSTEE.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11.

SECTION 9.4 TRUSTEE'S DISCLAIMER.

        The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 9.5 NOTICE OF DEFAULT OR EVENTS OF DEFAULT.

        If a default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the default or Event of Default within 90 days after it occurs. Except in the case of a default or an Event of Default in payment of the principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders.

SECTION 9.6 REPORTS BY TRUSTEE TO HOLDERS.

        If such report is required by TIA 313, within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA 313(a). The Trustee also shall comply with TIA 313(b) (2) and
(c).

        A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall notify the Trustee whenever the Securities become listed on any stock exchange and any changes in the stock exchanges on which the Securities are listed.

SECTION 9.7 COMPENSATION AND INDEMNITY.

        The Company shall pay to the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include the reasonable compensation, disbursements and expenses of Trustee's agents and counsel.

        The Company shall indemnify the Trustee for, and hold it harmless against, any loss, liability or expense incurred by it in connection with its duties under this Indenture or any action or failure to act as authorized or within the discretion or rights or powers conferred upon the Trustee hereunder. The Trustee shall notify the Company promptly of any claim asserted against



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the Trustee for which it may seek indemnity. The Trustee shall have the option of undertaking the defense of such claims; provided, however, that if the Trustee opts not to defend itself, the Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement without its written consent.

        The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it through its own negligent action, failure to act or willful misconduct.

        When the Trustees incurs expenses or renders services after an Event of Default specified in Section 8.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 9.8 REPLACEMENT OF TRUSTEE.

        The Trustee may resign by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 9.8. The Holders of a majority in principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee with the Company's written consent. The Company may remove the Trustee if:

        (1) the Trustee fails to comply with Section 9.10;

        (2) the Trustee is adjudged a bankrupt or an insolvent;

        (3) a receiver or other public officer takes charge of the Trustee or its property; or

        (4) the Trustee becomes incapable of acting as trustee.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

        If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee fails to comply with Section 9.10 any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee and be released from its obligations (exclusive of any liabilities Trustee may have incurred while acting as Trustee) hereunder, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

        Notwithstanding replacement of the Trustee pursuant to this Section 9.8, the Company's obligations under Section 9.7 hereof shall continue for the benefit of the retiring Trustee.

SECTION 9.9 SUCCESSOR TRUSTEE BY MERGER, ETC.

        If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets (including the administration of this Indenture) to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee, provided such transferee corporation shall qualify and be eligible under Section 9.10.

SECTION 9.10 ELIGIBILITY; DISQUALIFICATION.

        There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust process, having (together with any Person directly or indirectly controlling the Trustee) a combined capital and surplus of at least $25,000,000, subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified above in this Article.

SECTION 9.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

        The Trustee shall comply with TIA 311(a), excluding any creditor relationship listed in TIA 311(b). A trustee who has resigned or been removed shall be subject to TIA 311(a) to the Government Obligations in accordance with
Section 10.1; provided, however, that if the Company has made any payment of the principal of or premium (including the Make-Whole Payment, if any) or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                  ARTICLE 10.

                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 10.1 TERMINATION OF COMPANY'S OBLIGATIONS.

        The Company may terminate all of its obligations under the Securities and this Indenture (except those obligations referred to in the immediately succeeding paragraph) if all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced or paid or Securities for whose payment money has theretofore been held in trust and thereafter repaid to the Company, as provided in Section 10.3) have been delivered to the

Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the principal of and premium, if any (including the Make-Whole Payment, if any), and interest on the Securities then outstanding to maturity or to the date fixed for redemption and to pay all other sums payable by it hereunder. The Company may make an irrevocable deposit pursuant to this Section 10.1 only if at such time it is not prohibited from doing so under the provisions of Article 5 and the Company shall have delivered to the Trustee and any such Paying Agent an Officers' Certificate to that effect and that all other conditions to such deposit have been complied with.

        The Company's obligations in paragraphs 9 and 13 of the Securities, in Sections 6.1, 6.2, 9.7, 9.8 and 10.4, and in Articles 2 and 4 shall survive until the Securities are no longer outstanding. Thereafter, the Company's obligations in such paragraph 13 and in Section 9.7 shall survive.

        After such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture, except for those surviving obligations specified above.

        "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged.

SECTION 10.2 APPLICATION OF TRUST MONEY.

        The Trustee or the Paying Agent shall hold in trust, for the benefit of the Holders, money or U.S. Government Obligations deposited with it pursuant to
Section 10.1, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of the principal of and interest on the Securities. Money and U.S. Government Obligations so held in trust and deposited in compliance with Section 10.1 and
Article 5 shall not be subject to the subordination provisions of Article 5.

SECTION 10.3 REPAYMENT TO COMPANY.

        Subject to Section 10.1, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or U.S. Government Obligations held by them at any time.

        The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After that,



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

Holders entitled to money must look to the Company for payment unless an abandoned property law designates another person.

SECTION 10.4 REINSTATEMENT.

        If the Trustee or the Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 10.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 10.1; provided, however, that if the Company has made any payment of the principal of or premium (including the Make-Whole Payment, if any) or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                  ARTICLE 11.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 11.1 WITHOUT CONSENT OF HOLDERS.

        The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

        (a) to comply with Sections 4.12, 6.3 and 7.1;

        (b) to cure any ambiguity, omission, defect or inconsistency, or to make any other change that does not adversely affect the rights of any Securityholder;

        (c) to make provisions with respect to the conversion right of the Holders pursuant to Section 4.6(c);

        (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

        (e) to comply with the provisions of the TIA or with any requirement of the SEC arising solely as a result of the qualification of this Indenture under the TIA.

SECTION 11.2 WITH CONSENT OF HOLDERS.

        The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. The Holders of a majority in aggregate principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. Subject to Section 11.4, without the written consent of each Securityholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 8.4, may not:

        (a) change the stated maturity date of the principal of, or any installment of interest on, any Security;

        (b) reduce the principal amount of, or the rate of interest on, or any premium (including the Make-Whole Payment, if any) payable on, any Security, whether upon acceleration, redemption or otherwise;

        (c) change the currency for payment of principal of, or premium (including the Make-Whole Payment, if any) or interest (including Additional Interest) on any Security;

        (d) impair the right to institute suit for the enforcement of any payment of principal of, or premium or interest on any Security when due;

        (e) adversely affect the conversion rights provided in Article 4 hereof;

        (f) modify the provisions of Article 5 hereof with respect to the subordination of the Securities in a manner adverse to the holders;

        (g) modify the obligation of the Company hereunder to purchase Securities upon a Change of Control in a manner adverse to the holders;

        (h) reduce the percentage of principal amount of Securities necessary to modify or amend this Indenture or to consent to any waiver provided for in this Indenture;

        (i) waive a default in the payment of the principal of or premium (including the Make-Whole Payment, if any) or interest (including Additional Interest) on any Security; or

        (j) make any changes in Section 8.4, 8.7 or this sentence.

        It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

        After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

        An amendment under this Section 11.2 may not make any change that adversely affects the rights under Article 5 of any holder of an issue of Senior Indebtedness unless the holders of that issue, pursuant to its terms, consent to the change.

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SECTION 11.3 COMPLIANCE WITH TRUST INDENTURE ACT.

        Every amendment to or supplement of this Indenture or the Securities shall comply with TIA as in effect at the date of such amendment or supplement.

SECTION 11.4 REVOCATION AND EFFECT OF CONSENTS.

        Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

        After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(a) through (h) of Section 11.2. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 11.5 NOTATION ON OR EXCHANGE OF SECURITIES.

        If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 11.6 TRUSTEE TO SIGN AMENDMENTS, ETC.

        The Trustee shall sign any amendment or supplement authorized pursuant to this Article 11 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive and, subject to Section
9.1 shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplement is authorized or permitted by this Indenture. The Company may not sign an amendment or supplement until the Board of Directors approves it.

                                  ARTICLE 12.

                                  MISCELLANEOUS

SECTION 12.1 TRUST INDENTURE ACT CONTROLS.

        If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) thereof, upon qualification of this Indenture thereunder such imposed duties shall control.

SECTION 12.2 NOTICES.

        Any notice or communication shall be given in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:


                             If to the Company:

                             Incyte Pharmaceuticals, Inc.
                             3174 Porter Drive
                             Palo Alto, California 94304

                             Attention:  Chief Financial Officer


                             If to the Trustee:

                             State Street Bank and Trust
                             Company of California, N.A.
                             633 West 5th Street, 12th Floor
                             Los Angeles, CA  90071

                             Attention:  Corporate Trust Department
                                         (Incyte Pharmaceuticals, Inc.
                                         5.5% Convertible Subordinated
                                         Notes Due 2007)

        Such notices or communications shall be effective when received.

        The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notice or communications.

        Any notice or communication mailed to a Securityholder shall be mailed by first class mail to him at his address shown on the register kept by the Registrar.

        Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication to a Securityholder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 12.3 COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

        Securityholders may communicate pursuant to TIA 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA 312(c).

SECTION 12.4 CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

        (a) Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

        (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

        (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with.

        (b) Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 6.4 hereof) shall include:

        (1) a statement that the person making such certificate or opinion has read such covenant or condition;

        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on Officers' Certificates or certificates of public officials.

SECTION 12.5 RECORD DATE FOR VOTE OR CONSENT OF SECURITYHOLDERS.

        The Company (or, in the event deposits have been made pursuant to Section 6.3 or 10.1, the Trustee) may set a record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such vote or consent or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 2.5 hereof prior to such solicitation. If a record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

SECTION 12.6 RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

        The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules for its functions.

SECTION 12.7 LEGAL HOLIDAYS.

        A "Legal Holiday" is a Saturday, or a Sunday or a day on which state or Federally chartered banking institutions in New York or the city and state where the Trust Office of the

Trustee is located (which initially is Los Angeles, California) are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 12.8 GOVERNING LAW.

        The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of law.

SECTION 12.9 NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

        This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10 NO RECOURSE AGAINST OTHERS.

        All liability described in paragraph 18 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

SECTION 12.11 SUCCESSORS.

        All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 12.12 MULTIPLE COUNTERPARTS.

        The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

SECTION 12.13 SEPARABILITY.

        In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.14 TABLE OF CONTENTS, HEADINGS, ETC.

        The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 4th day of February, 2000.

                                       INCYTE PHARMACEUTICALS, INC.


                                       By:  /s/ John M. Vuko
                                          ---------------------------------
                                       Title:  Chief Financial Officer


                                       STATE STREET BANK AND TRUST
                                       COMPANY OF CALIFORNIA, N.A., as Trustee


                                       By:  /s/ Scott C. Emmons
                                          ---------------------------------
                                       Title:  Vice President

                                                                       EXHIBIT A


                                FORM OF SECURITY
(Certificated Note - Rule 144A Global Note - Regulation S Permanent Global Note)

Number ______                                                  CUSIP [45337CAA0]
                                                                CINS [U45236AA1]

                              [GLOBAL NOTE LEGEND:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO INCYTE PHARMACEUTICALS, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFER IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

                   [GLOBAL NOTE RESTRICTED SECURITIES LEGEND:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN

THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL ACCREDITED INVESTOR") THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (k)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT

                [CERTIFICATED NOTE RESTRICTED SECURITIES LEGEND:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD UNDER RULE 144(k) (OR ANY SUCCESSOR THERETO) UNDER THE SECURITIES ACT WHICH IS APPLICABLE TO THIS SECURITY OR (Y) BY ANY HOLDER THAT WAS AN "AFFILIATE" (WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN

THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICTED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1) (2), (3) or (7) UNDER THE SECURITIES ACT ("INSTITUTIONAL ACCREDITED INVESTOR") (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND THAT, PRIOR TO SUCH TRANSFER, DELIVERS TO THE COMPANY AND THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER MAY BE OBTAINED FROM THE TRUSTEE), (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR
(6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. PRIOR TO A TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (6) ABOVE), THE HOLDER OF THIS SECURITY MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AND, IN THE CASE OF A TRANSFER PURSUANT TO CLAUSE (5) ABOVE, A LEGAL OPINION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER OR (2) AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) NOT A U.S. PERSON AND IS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(k)(2) OF RULE 902) UNDER REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY EXCEPT AS PERMITTED BY THE SECURITIES ACT

                           [FORM OF FACE OF SECURITY]

                          INCYTE PHARMACEUTICALS, INC.

                   5.5% Convertible Subordinated Note Due 2007

        Incyte Pharmaceuticals, Inc., a Delaware corporation, promises to pay to __________________ or registered assigns, the principal sum of
________________________ Dollars ($__________) on February 1, 2007 and to pay
interest on the principal amount of this Note beginning February 4, 2000 at the rate of 5.5% per annum.

Interest Payment Dates:      February 1 and August 1
Record Dates:                January 15 and July 15

        This Note is convertible at such times and as specified on the other side of this Note. Additional provisions of this Note are set forth on the other side of this Note.

Dated:  February 4, 2000               INCYTE PHARMACEUTICALS, INC.

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

[SEAL]

Attest:

-----------------------------------
Name:
Title:

Trustee's Certificate of
Authentication:

This is one of the Securities
referred to in the within mentioned
Indenture.

STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., as Trustee
By:
   -----------------------------------
         Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                          INCYTE PHARMACEUTICALS, INC.

                   5.5% Convertible Subordinated Note Due 2007

1.      Interest.

        Incyte Pharmaceuticals, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company shall pay interest semi-annually on February 1 and August 1 of each year, commencing August 1, 2000. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from February 4, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated February 4, 2000, among the Company, Deutsche Bank Securities Inc. and Warburg Dillon Read LLC.

2.      Method of Payment.

        The Company will pay interest on this Note (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on the January 15 and July 15 next preceding the interest payment date. The Holder must surrender this Note to the Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal and interest by its check payable in such money. It may mail an interest check to the Holder's registered address.

3.      Paying Agent, Registrar and Conversion Agent.

        Initially, State Street Bank and Trust Company of California, N.A. (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the holder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or Conversion Agent.

4.      Indenture; Limitations.

        This Note is one of a duly authorized issue of Notes of the Company designated as its 5.5% Convertible Subordinated Notes Due 2007 (the "Notes"), issued under an Indenture dated as of February 4, 2000 (the "Indenture"), between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb), as amended by the Trust Indenture Reform Act of 1990, as in effect on the date hereof or, from and after the date that the Indenture shall be qualified thereunder, as in effect on such date. This Note is subject to all such terms, and the holder of this Note is referred to the Indenture and said Act for a statement of them.

        The Notes are subordinated unsecured obligations of the Company limited to up to $150,000,000 aggregate principal amount plus an additional principal amount not exceeding $50,000,000 in the aggregate as may be issued upon the exercise by the Initial Purchasers, in whole or in part, of the Purchase Option.

5.      Provisional Redemption.

        The Notes may be provisionally redeemed by the Company, in whole or in part, at any time prior to February 7, 2003, at a Redemption Price equal to $1,000 per Security to be redeemed plus accrued and unpaid interest, if any (including Additional Interest, if any) to the Redemption Date if (i) the closing price of the Common Stock shall have exceeded 150% of the conversion price then in effect for at least 20 Trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the date of mailing of the notice of Provisional Redemption, which date shall be no more than 60 nor less than 20 days prior to the Redemption Date and (ii) the Shelf Registration Statement is effective and available for use and is expected to remain effective and available for use for the 30 days immediately following the Redemption Date. Upon any such Provisional Redemption, the Company shall make an additional Make-Whole Payment in cash with respect to the Securities called for redemption to Holders on the date of mailing of the notice of Provisional Redemption in an amount equal to $165 per $1,000 Security, less the amount of any interest actually paid on such Security prior to such date. The Company shall make the Make-Whole Payment on all Securities called for Provisional Redemption, including any Securities converted after the date of mailing of the notice of Provisional Redemption and prior to the Redemption Date.

6.      Optional Redemption.

        The Notes may be redeemed at the Company's option, in whole or in part, at any time and from time to time on and after February 7, 2003. The redemption price for the Notes, expressed as a percentage of the principal amount, is 102.2 % if the Notes are redeemed in the period beginning February 7, 2003 and ending February 1, 2004, and is as follows for the 12-month periods beginning February 1 as follows:

               Year                                    Percentage
               ----                                    ----------
               2004                                    101.1%
               2005 and thereafter                     100.0%

together in the case of any such redemption with accrued interest to the date of redemption, but any interest payment that is due and payable on or prior to such date of redemption will be payable to the Holders of such Notes, or one or more predecessor Notes, of record at the close of business on the relevant record dates referred to on the face hereof, all as provided in the Indenture.

7.      Notice of Redemption.

        Notice of redemption will be mailed by first class mail at least 20 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at his registered address. Notes in denominations larger than $1,000 may be redeemed in part, but only in whole multiples of $1,000. On and after the redemption date, subject to the deposit with the Paying Agent of funds sufficient to pay the redemption price, interest ceases to accrue on Notes or portions of them called for redemption.

8.      Repurchase of Notes at Option of Holder upon a Change in Control.

        If at any time that Notes remain outstanding there shall have occurred a Change in Control (as defined in the Indenture), at the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple thereof) of the Notes held by such Holder on the Repurchase Date. The Holder shall have the right to withdraw any Repurchase Notice by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture. The Repurchase Price is payable in cash or, at the Company's option but subject to the satisfaction of certain conditions set forth in the Indenture, in shares of Common Stock valued at 95% of the average Closing Prices of the Common Stock for the five Trading Days preceding and including the third Trading Day prior to the Repurchase Date.

9.      Conversion.

        At any time after 90 days following the latest date of original issuance of the Notes and prior to the close of business on February 1, 2007, a Holder of a Note may convert such Note into shares of Common Stock of the Company; provided, however, that if the Note is called for redemption, the conversion right will terminate at the close of business on the third business day before the redemption date of such Note (unless the Company shall default in making the redemption payment when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Note is redeemed). The initial conversion price is $134.839 per share, subject to adjustment under certain circumstances as described in the Indenture. The number of shares issuable upon conversion of a Note is determined by dividing the principal amount converted by the conversion price in effect on the conversion date. Upon conversion, no adjustment for interest or dividends will be made. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the current market price (as defined in the Indenture) of the Common Stock on the last trading day prior to the date of conversion.

        To convert a Note, a Holder must (a) complete and sign the conversion notice set forth below and deliver such notice to the Conversion Agent, (b) surrender the Note to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Registrar or the Conversion Agent and
(d) pay any transfer or similar tax, if required. If a Holder surrenders a Note for conversion between the record date for the payment of an installment of interest and the next interest payment date, the Note must be accompanied by payment of an amount equal to the interest payable on such interest payment date on the principal amount of the Note or portion thereof then converted; provided, however, that no such payment shall be required if such Note has been called for redemption between such record date and the date five business days after such interest payment date, or if such Note is surrendered for conversion on the interest payment date. A Holder may convert a portion of a Note equal to $1,000 or any integral multiple thereof.

        A Note in respect of which a Holder had delivered a Repurchase Notice exercising the option of such Holder to require the Company to repurchase such Note may be converted only if the notice of exercise is withdrawn as provided above and in accordance with the terms of the Indenture.

10.     Subordination.

        The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture. Any Holder by accepting this Note agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect.

        In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Indebtedness or any extension or renewal of the Senior Indebtedness.

11.     Denominations, Transfer, Exchange.

        The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed by law or permitted by the Indenture.

        [Global Note Insert:

        The aggregate principal amount of the Note in global form represented hereby may from time to time be reduced or increased to reflect exchanges of a part of this Note in global form for definitive Notes or exchanges of definitive Notes for a part of this Note in global form or conversions or redemptions of a part of this Note in global form or cancellations of a part of this Note in global form or transfers of definitive Notes in return for a part of this Note in global form or transfers of a part of this Note in global form effected by delivery of definitive Notes, in each case, and in any such case, by means of notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers on the last page hereof. Notwithstanding any provision of this Note to the contrary, (i) exchanges of a part of this
        Note in global form for definitive Notes, (ii) exchanges of definitive Notes for a part of this Note in global form, (iii) conversions or redemptions of a part of this Note in global form, (iv) cancellations of a part of this Note in global form, (v) transfers of definitive Notes in return for a part of this Note in global form and (vi) transfers of a part of this Note in global form effected by delivery of definitive Notes may be effected without the surrendering of this Note in global form, provided that appropriate notations on the Schedule of Exchanges, Conversions, Redemptions, Cancellations and Transfers are made by the Trustee, or the Custodian at the direction of the Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate principal amount of this Note in a global form resulting therefrom or as a consequence thereof.]

12.     Persons Deemed Owners.

        The registered holder of a Note may be treated as the owner of it for all purposes.

13.     Unclaimed Money.

        If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to money must look to the Company for payment unless an abandoned property law designates another person.

14.     Amendment, Supplement, Waiver.

        Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of a majority in principal amount of the Notes then outstanding and any past default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, provide for uncertificated Notes in addition to or in place of certificated Notes, or to cure any ambiguity, omission, defect or inconsistency or make any other change that does not adversely affect the rights of any Holder.

15.     Successor Corporation.

        When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor corporation will be released from those obligations.

16.     Defaults and Remedies.

        An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on the Notes when due; failure by the Company for 60 days after notice to it to comply with any of its other agreements contained in the Indenture or the Notes; default by the Company or any Subsidiary with respect to its obligation to pay principal of or interest on indebtedness for borrowed money aggregating more than $10 million or the acceleration of such indebtedness if not withdrawn within 10 days from the date of such acceleration; and certain events of bankruptcy, insolvency or reorganization of the Company or any of its subsidiaries. If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding may declare all unpaid principal of and accrued interest to the date of acceleration on the Notes then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization, all unpaid principal of and accrued interest on the Notes then outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of default.

17.     Trustee Dealings with the Company.

        State Street Bank and Trust Company of California, N.A., the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

18.     No Recourse Against Others.

        A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

19.     Discharge Prior to Maturity.

        If the Company deposits with the Trustee or the Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to maturity as provided in the Indenture, the Company will be discharged from the Indenture except for certain Sections thereof.

20.     Authentication.

        This Note shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Note.

21.     Abbreviations and Definitions.

        Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

        All capitalized terms used in this Note and not specifically defined herein are defined in the Indenture and are used herein as so defined.

22.     Indenture to Control.

        In the case of any conflict between the provisions of this Note and the Indenture, the provisions of the Indenture shall control.

        The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: Incyte
Pharmaceuticals, Inc., 3174 Porter Drive, Palo Alto, California 94304,
Attention: Chief Financial Officer.

                                 TRANSFER NOTICE

This Transfer Notice Relates to $__________ principal amount of the 5.5% Convertible Subordinated Notes Due 2007 of Incyte Pharmaceuticals, Inc., a Delaware corporation, held by ______________________________ (the "Transferor").

            (I) or (we) assign and transfer this Convertible Note to

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

and irrevocably appoint _______________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

         Your Signature:
                        --------------------------------------------------------
 (Sign exactly as your name appears on the other side of this Convertible Note)

         Date:
              ------------------------------------------------------------------

         Signature Guarantee:(1)
                                ------------------------------------------------

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is three years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred:

CHECK ONE BOX BELOW

        (1) [ ] to Incyte Pharmaceuticals, Inc.; or

        (2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

        (3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

        (4) [ ] to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

--------------
(1) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

        (5) [ ] pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

         (6) [ ] pursuant to an effective registration statement under the Securities Act of 1933.

                  Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2), (3), (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                  Unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

        7. [ ] The transferee is an Affiliate of the Company.

                                       ------------------------------------
                                       Signature

                                       ------------------------------------
                                       Date

                                       ------------------------------------
                                       Signature Guarantee(1)


              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

-----------------

(1) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

        The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ------------------------------   ------------------------------------
                                       [Signature of executive officer of
                                       purchaser]

                                       Name:
                                            -------------------------------

                                       Title:
                                             ------------------------------

                                CONVERSION NOTICE

To Incyte Pharmaceuticals, Inc.:

        The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion below designated, into Common Stock of Incyte Pharmaceuticals, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

        Any holder of Notes, upon exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Notes.

[ ] Convert whole                      [ ]  Convert in part
                                            Amount of Note to be
                                            converted ($1,000 or integral
                                            multiples thereof):
                                            $
                                            -----------------

                                       ------------------------------------
                                       Signature (sign exactly as name
                                       appears on the other side of this Note)

                                       ------------------------------------
                                       Signature Guarantee:(1)

-----------------

(1) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

If you want the stock certificate made out in another person's name, complete the following for such person:

-------------------------------------------------
Name

-------------------------------------------------
Social Security or Taxpayer Identification Number

-------------------------------------------------
Street Address

-------------------------------------------------
City, State and Zip Code

                      OPTION OF HOLDER TO ELECT REPURCHASE

        If you want to elect to have this Note repurchased by the Company pursuant to Section 3.10 of the Indenture, check the box:

                                       [ ]

        If you want to elect to have only part of this Note repurchased by the Company pursuant to Section 3.10 of the Indenture, state the principal amount (which shall be $1,000 or a multiple thereof) to be repurchased:
$____________________

Dated:
-----------------------------------     -----------------------------------
                                        Signature (sign exactly as name
                                        appears on the other side of this Note)

-----------------------------------
Signature Guarantee:(1)

-----------------

(1) Signature must be guaranteed by a commercial bank, trust company or member firm of the New York Stock Exchange.

                            [Schedule A to Exhibit A

                          GLOBAL NOTE TRANSFER SCHEDULE

                 Changes to Principal Amount of Global Security

               Principal Amount of Securities by
              which this Global Security Is to Be   Remaining Principal Amount of this     Authorized Signature
               Reduced or Increased, and Reason               Global Security             of officer of Trustee
   Date           for Reduction or Increase          (following increase or decrease)       or Note Custodian
---------     --------------------------------      ----------------------------------    ---------------------





Schedule to be maintained by Depositary in cooperation with Trustee.]

                                                                     EXHIBIT B-1

         FORM OF PURCHASER LETTER FOR INSTITUTIONAL ACCREDITED INVESTORS

Incyte Pharmaceuticals, Inc.
3174 Porter Drive
Palo Alto, California  94304

State Street Bank and Trust Company of California, N.A.
633 West 5th Street, 12th Floor
Los Angeles, CA  90071
Attn:   Corporate Trust Department
        (Incyte Pharmaceuticals, Inc. 5.5%
        Convertible Subordinated Notes Due 2007)

        Re: Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007

Dear Ladies and Gentlemen:

        We are delivering this letter in connection with an offering of one or more of the 5.5% Convertible Subordinated Notes Due 2007 (the "Notes"), which are convertible into shares of Common Stock, par value $.001 per share, of Incyte Pharmaceuticals, Inc. (the "Company"), all as described in the Offering Memorandum relating to the Offering.

        We hereby confirm that:

                  (i) we are an "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act of 1933 (the "Securities Act") or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a) (1), (2), (3) or
        (7) under the Securities Act (an "Institutional Accredited Investor");

                  (ii) (A) any purchase of Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which the undersigned exercises sole investment discretion or (B) we are a "bank," within the meaning of
        Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                  (iii) in the event that we purchase any Notes, we will acquire Notes having a minimum principal amount of not less than $250,000 for our own account or for any separate account for which we are acting;



                                      B1-1

                  (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes;

                  (v) we are not acquiring Notes with a view to distribute or with any present intention of offering or selling Notes or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within its control; and

                  (vii) we have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to access such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Notes.

             We understand that the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes and the shares of Common Stock issuable upon conversion thereof (collectively, the "Securities") have not been registered under the Securities Act. We agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell or otherwise transfer such Securities, such Securities may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof; or (ii) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A; or (iii) inside the United States to an Institutional Accredited Investor that, prior to such transfer, furnished to the transfer agent or registrar for such securities a signaled letter containing certain representations and agreements relating to the restrictions on transfer or such securities (the form of which letter can be obtained from such transfer agent or registrar). or (iv) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, or (v) pursuant to the exemption for registration provided by Rule 144 under the Securities Act (if applicable); or (vi) pursuant to a registration statement which has been declared effective under the Securities Act (and which constitutes to be effective at the time of such transfer). We agree that any such transfer of Securities referred to in this paragraph shall be in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities.

             We further agree to provide any person purchasing any of the Securities from us, other than pursuant to clause (vi) above, a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities except upon presentation of evidence satisfactory to the Company that we have complied with the foregoing restrictions on transfer. We further understand that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend (unless the sale of the Securities has been registered under the Securities Act) reflecting the substance of this paragraph.



                                      B1-2

             We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.


                                       (Name of Purchaser)

Dated:                   ,             By:
       ------------------ --------        ----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------

                                       Address:

                                               ------------------------------

                                               ------------------------------



                                      B1-3

                                                                     Exhibit B-2

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE
                (Pursuant to Section 2.6(a) (i) of the Indenture)

Incyte Pharmaceuticals, Inc.
3174 Porter Drive
Palo Alto, California  94304

State Street Bank and Trust Company of California, N.A.
633 West 5th Street, 12th Floor
Los Angeles, CA  90071
Attn:   Corporate Trust Department
        (Incyte Pharmaceuticals, Inc. 5.5%
        Convertible Subordinated Notes Due 2007)

        Re: Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007

Dear Ladies and Gentlemen:

        Reference is hereby made to the Indenture, dated as of February 4, 2000 (the "Indenture"), between Incyte Pharmaceuticals, Inc., as issuer (the "Company") and State Street Bank and Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to U.S. $150,000,000 principal amount of Notes which are evidenced by one or more Rule 144A Global Notes (CUSIP No. 45337CAA0) and held with the Depositary in the name of ____________________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CINS No. U45236AA1), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream Banking or both (Common Code ___________).

        In connection with such request and in respect of such Notes, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

        (1)  The offer of the Notes was not made to a person in the United
             States;

        (2)  either:

             (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf



                                      B2-1
                  reasonably believed and believes that the transferee was outside the United States; or

             (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

        (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

        (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

        (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream Banking or both (Common Code ____________).

        (6) With respect to transfers made in reliance on Rule 144, the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act; and with respect to transfer made in reliance on Rule 144A, that such Notes are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

             In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1), as the case may be.

             Upon giving effect to this request to exchange a beneficial interest in a Rule 144A Global Note for a beneficial interest in a Regulation S Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Notes pursuant to the Indenture and the Securities Act.



                                      B2-2

             This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Deutsche Bank Securities Inc. and Warburg Dillon Read LLC, the initial purchasers of such Notes being transferred, and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                       ------------------------------------
                                       [Insert Name of Transferor]

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:
Dated:                       ,
      ----------------------- -----

cc:      Incyte Pharmaceuticals, Inc.
         Deutsche Bank Securities Inc.
         Warburg Dillon Read LLC



                                      B2-3

                                                                     Exhibit B-3

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
                (Pursuant to Section 2.6(a)(ii) of the Indenture)

Incyte Pharmaceuticals, Inc.
3174 Porter Drive
Palo Alto, California  94304

State Street Bank and Trust Company of California, N.A.
633 West 5th Street, 12th Floor
Los Angeles, CA  90071
Attn: Corporate Trust Department (Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007)

        Re: Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007

Dear Ladies and Gentlemen:

        Reference is hereby made to the Indenture, dated as of February 4, 2000 (the "Indenture"), among Incyte Pharmaceuticals, Inc., as issuer (the "Company") and State Street Bank and Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to U.S. $_______ principal amount of Notes which are evidenced by one or more Regulation S Global Notes (CINS No. U45236AA1) and held with the Depositary through [Euroclear] [Clearstream Banking] (Common Code _________) in the name of ____________________________ (the "Transferor"). The
Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (CUSIP No. 45337CAA0), to be held with the Depositary.

        In connection with such request and in respect of such Notes, the Transferor hereby certifies that:

                                   [CHECK ONE]

   [ ] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act") , and, accordingly, the Transferor hereby further certifies that the Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;



                                      B3-1
                                       or

   [ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

   [ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                       or

   [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and such Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

        Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in Rule 144A Global Notes, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Rule 144A Global Notes pursuant to the Indenture and the Securities Act.



                                      B3-2

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Deutsche Ban Securities Inc. and Warburg Dillon Read LLC, the initial purchasers of such Notes being transferred, and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                       ------------------------------------
                                       [Insert Name of Transferor]

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:
Dated:                  ,
      ------------------ ------

cc:      Incyte Pharmaceuticals, Inc.
         Deutsche Bank Securities Inc.
         Warburg Dillon Read LLC



                                      B3-3

                                                                     Exhibit B-4

          FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                              OF CERTIFICATED NOTES
                  (Pursuant to Section 2.6(b) of the Indenture)

Incyte Pharmaceuticals, Inc.
3174 Porter Drive
Palo Alto, California  94304

State Street Bank and Trust Company of California, N.A.
633 West 5th Street, 12th Floor
Los Angeles, CA  90071
Attn: Corporate Trust Department (Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007)

        Re: Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007

Dear Ladies and Gentlemen:

        Reference is hereby made to the Indenture, dated as of February 4, 2000 (the "Indenture"), among Incyte Pharmaceuticals, Inc., as issuer (the "Company") and State Street Bank and Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This certificate relates to U.S. $__________ aggregate principal amount of Notes which are held in Certificated Form (CUSIP No. 45337CAA0) in the name of ______________ (the "Transferor") and is executed in connection with the exchange or transfer of such securities.

        In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that:

                                   [CHECK ONE]

the Surrendered Notes are being acquired for the Transferor's own account, without transfer;

                                       or

the Surrendered Notes are being transferred to the Company;

                                       or

the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own


                                      B4-1
account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;

                                       or

   [ ] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;


                                       or

   [ ] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;


                                       or

   [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.



                                      B4-2

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Deutsche Bank Securities Inc. and Warburg Dillon Read LLC, the initial purchasers of such Notes being transferred and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                       ------------------------------------
                                       [Insert Name of Transferor]

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:
Dated:                  ,
      ------------------ ------

cc:      Incyte Pharmaceuticals, Inc.
         Deutsche Bank Securities Inc.
         Warburg Dillon Read LLC



                                      B4-3

                                                                     Exhibit B-5

                 FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
             FROM RULE 144A GLOBAL NOTE OR REGULATION S GLOBAL NOTE
                              TO CERTIFICATED NOTE
                  (Pursuant to Section 2.6(c) of the Indenture)

Incyte Pharmaceuticals, Inc.
3174 Porter Drive
Palo Alto, California  94304

State Street Bank and Trust Company of California, N.A.
633 West 5th Street, 12th Floor
Los Angeles, CA  90071
Attn: Corporate Trust Department (Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007)

        Re: Incyte Pharmaceuticals, Inc. 5.5% Convertible Subordinated Notes Due 2007

Dear Ladies and Gentlemen:

        Reference is hereby made to the Indenture, dated as of February 4, 2000 (the "Indenture"), among Incyte Pharmaceuticals, Inc., as issuer (the "Company") and State Street Bank and Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

        This letter relates to U.S. $__________ aggregate principal amount of Convertible Notes which are held [in the form of the [Global] [Regulation S] Security (CUSIP No. 45337CAA0 / CINSNo. U45236AA1) with the Depositary] in the name of [__________] (the "Transferor") to effect the transfer of the Securities.

        In connection with such request and in respect of the Notes surrendered to the Trustee herewith for exchange (the "Surrendered Notes"), the Holder of such Surrendered Notes hereby certifies that the Notes are being exchanged or transferred in accordance with the transfer restrictions set forth in the Notes and that:

                                   [CHECK ONE]

   [ ] the Surrendered Notes are being transferred to the beneficial owner of such Notes;


                                       or

   [ ] the Surrendered Notes are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the



                                      B5-1

        Surrendered Notes are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A;


                                       or

   [ ] the Surrendered Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act;


                                       or

   [ ] the Surrendered Notes are being transferred pursuant to an effective registration statement under the Securities Act;


                                       or

   [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Notes are being transferred in compliance with the transfer restrictions applicable to the Global Notes and in accordance with the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel, provided by the transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company and to the Registrar, to the effect that such transfer is in compliance with the Securities Act;

and the Surrendered Notes are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

        [IF TRANSFER OR EXCHANGE FROM REGULATION S GLOBAL NOTE ALSO INCLUDE:

        1. We are either not a U.S. person (as defined below) or we have purchased our beneficial interest in the above referenced Regulation S Global
Note in a transaction that is exempt from the registration requirements under the Securities Act.

        2. We are delivering this certificate in connection with obtaining a beneficial interest in Certificated Securities in exchange for our beneficial interest in the Regulation S Global Note.



                                      B5-2

        For purposes of this certificate, "U.S. person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. person who has sole or shared investment discretion with respect to its assets,
(iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o) (7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.]

        This certificate and the statements contained herein are made for your benefit and the benefit of the Company and Deutsche Bank Securities Inc. and Warburg Dillon Read LLC, the initial purchasers of such Notes being transferred and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.


                                       ------------------------------------
                                       [Insert Name of Transferor]

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:
Dated:                  ,
      ------------------ ------


                                      B5-3

                                                                     Exhibit B-6

                FORM OF LETTER OF REPRESENTATION TO BE DELIVERED
                 BY PURCHASERS OF NOTES PURSUANT TO REGULATION S

Incyte Pharmaceuticals, Inc.
3174 Porter Drive
Palo Alto, California  94304

Deutsche Bank Securities Inc.
Warburg Dillon Read LLC
c/o Deutsche Bank Securities Inc.
101 California Street, 48th Floor
San Francisco, California 94111

Ladies and Gentlemen:

        We are delivering this letter of representation in connection with our purchase of 5.5% Convertible Subordinated Notes Due 2007 (the "Notes") of Incyte Pharmaceuticals, Inc., as described in the Offering Memorandum relating to such offering.

        We hereby certify that:

        1. we are not a "U.S. person" within the meaning of Rule 902(k) of Regulation S under the United States Securities Act of 1933 (the "Securities Act");

        2. the Notes are not being purchased on behalf of or for the account or benefit of a "U.S. person";

        3. we agree to resell such Notes only in accordance with the provisions of Rule 901 through 905 of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and

        4. we agree not to engage in hedging transactions with regard to the Notes unless in compliance with the Securities Act.

        We acknowledge that you, the Company, the Transfer Agent for the Notes and others will rely upon our representations set forth herein, and we agree to notify you promptly in writing if any of our representations herein ceases to be accurate and complete.



                                      B6-1

        THE LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.


                                       ------------------------------------
                                       (Name of Purchaser)

                                       By:
                                       Name:
                                       Title:



                                      B6-2